UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 09525

Rydex Dynamic Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Dynamic Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2019

Rydex Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund
Russell 2000® 2x Strategy Fund
Inverse Russell 2000® 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
S&P 500® 2x STRATEGY FUND	9
INVERSE S&P 500® 2x STRATEGY FUND	21
NASDAQ-100® 2x STRATEGY FUND	28
INVERSE NASDAQ-100® 2x STRATEGY FUND	36
DOW 2x STRATEGY FUND	43
INVERSE DOW 2x STRATEGY FUND	50
RUSSELL 2000® 2x STRATEGY FUND	57
INVERSE RUSSELL 2000® 2x STRATEGY FUND	64
NOTES TO FINANCIAL STATEMENTS	71
OTHER INFORMATION	85
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	88
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	93

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019 and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the six-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 6.08%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.93%. The return of the MSCI Emerging Markets Index* was -3.40%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.42% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.87%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.20% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® (“DJIA”) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® 2x Strategy Fund
A-Class	1.84%	8.80%	$ 1,000.00	$ 1,088.00	$ 9.63
C-Class	2.58%	8.39%	1,000.00	1,083.90	13.48
H-Class	1.84%	8.81%	1,000.00	1,088.10	9.63
Inverse S&P 500® 2x Strategy Fund
A-Class	1.83%	(10.94%)	1,000.00	890.60	8.67
C-Class	2.59%	(11.27%)	1,000.00	887.30	12.25
H-Class	1.84%	(10.94%)	1,000.00	890.60	8.72
NASDAQ-100® 2x Strategy Fund
A-Class	1.88%	7.12%	1,000.00	1,071.20	9.76
C-Class	2.63%	6.72%	1,000.00	1,067.20	13.63
H-Class	1.88%	7.12%	1,000.00	1,071.20	9.76
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.87%	(11.84%)	1,000.00	881.60	8.82
C-Class	2.62%	(12.13%)	1,000.00	878.70	12.34
H-Class	1.87%	(11.84%)	1,000.00	881.60	8.82
Dow 2x Strategy Fund
A-Class	1.87%	6.83%	1,000.00	1,068.30	9.70
C-Class	2.62%	6.44%	1,000.00	1,064.40	13.56
H-Class	1.88%	6.81%	1,000.00	1,068.10	9.75
Inverse Dow 2x Strategy Fund
A-Class	1.86%	(9.37%)	1,000.00	906.30	8.89
C-Class	2.61%	(9.65%)	1,000.00	903.50	12.45
H-Class	1.88%	(9.25%)	1,000.00	907.50	8.99
Russell 2000® 2x Strategy Fund
A-Class	1.86%	(4.22%)	1,000.00	957.80	9.13
C-Class	2.61%	(4.59%)	1,000.00	954.10	12.79
H-Class	1.89%	(4.32%)	1,000.00	956.80	9.27
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.88%	(1.53%)	1,000.00	984.70	9.35
C-Class	2.63%	(1.92%)	1,000.00	980.80	13.06
H-Class	1.93%	(1.63%)	1,000.00	983.70	9.60

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® 2x Strategy Fund
A-Class	1.84%	5.00%	$ 1,000.00	$ 1,015.84	$ 9.30
C-Class	2.58%	5.00%	1,000.00	1,012.13	13.01
H-Class	1.84%	5.00%	1,000.00	1,015.84	9.30
Inverse S&P 500® 2x Strategy Fund
A-Class	1.83%	5.00%	1,000.00	1,015.89	9.25
C-Class	2.59%	5.00%	1,000.00	1,012.08	13.06
H-Class	1.84%	5.00%	1,000.00	1,015.84	9.30
NASDAQ-100® 2x Strategy Fund
A-Class	1.88%	5.00%	1,000.00	1,015.64	9.50
C-Class	2.63%	5.00%	1,000.00	1,011.88	13.26
H-Class	1.88%	5.00%	1,000.00	1,015.64	9.50
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.87%	5.00%	1,000.00	1,015.69	9.45
C-Class	2.62%	5.00%	1,000.00	1,011.93	13.21
H-Class	1.87%	5.00%	1,000.00	1,015.69	9.45
Dow 2x Strategy Fund
A-Class	1.87%	5.00%	1,000.00	1,015.69	9.45
C-Class	2.62%	5.00%	1,000.00	1,011.93	13.21
H-Class	1.88%	5.00%	1,000.00	1,015.64	9.50
Inverse Dow 2x Strategy Fund
A-Class	1.86%	5.00%	1,000.00	1,015.74	9.40
C-Class	2.61%	5.00%	1,000.00	1,011.98	13.16
H-Class	1.88%	5.00%	1,000.00	1,015.64	9.50
Russell 2000® 2x Strategy Fund
A-Class	1.86%	5.00%	1,000.00	1,015.74	9.40
C-Class	2.61%	5.00%	1,000.00	1,011.98	13.16
H-Class	1.89%	5.00%	1,000.00	1,015.59	9.55
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.88%	5.00%	1,000.00	1,015.64	9.50
C-Class	2.63%	5.00%	1,000.00	1,011.88	13.26
H-Class	1.93%	5.00%	1,000.00	1,015.39	9.75

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 27, 2000
H-Class	May 19, 2000

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	3.3%
Apple, Inc.	3.0%
Amazon.com, Inc.	2.3%
Facebook, Inc. — Class A	1.3%
Berkshire Hathaway, Inc. — Class B	1.3%
JPMorgan Chase & Co.	1.2%
Alphabet, Inc. — Class C	1.2%
Alphabet, Inc. — Class A	1.2%
Johnson & Johnson	1.1%
Procter & Gamble Co.	1.0%
Top Ten Total	16.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	8.80%	0.65%	16.53%	21.57%
A-Class Shares with sales charge‡	3.63%	(4.13%)	15.40%	20.98%
C-Class Shares	8.39%	(0.11%)	15.66%	20.68%
C-Class Shares with CDSC§	7.39%	(1.11%)	15.66%	20.68%
H-Class Shares	8.81%	0.63%	16.52%	21.56%
S&P 500 Index	6.08%	4.25%	10.84%	13.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 77.5%

Consumer, Non-cyclical - 16.8%
Johnson & Johnson	12,156	$1,572,743
Procter & Gamble Co.	11,527	1,433,728
Merck & Company, Inc.	11,793	992,735
Coca-Cola Co.	17,725	964,949
UnitedHealth Group, Inc.	4,365	948,602
Pfizer, Inc.	25,475	915,317
PepsiCo, Inc.	6,440	882,924
Abbott Laboratories	8,140	681,074
Medtronic plc	6,179	671,163
PayPal Holdings, Inc.*	5,420	561,458
Philip Morris International, Inc.	7,166	544,114
Thermo Fisher Scientific, Inc.	1,845	537,393
Amgen, Inc.	2,762	534,475
AbbVie, Inc.	6,810	515,653
Eli Lilly & Co.	3,913	437,591
Danaher Corp.	2,941	424,769
Bristol-Myers Squibb Co.	7,534	382,049
CVS Health Corp.	5,990	377,789
Gilead Sciences, Inc.	5,833	369,696
Mondelez International, Inc. — Class A	6,642	367,435
Altria Group, Inc.	8,604	351,904
Celgene Corp.*	3,264	324,115
Automatic Data Processing, Inc.	1,999	322,679
Stryker Corp.	1,478	319,691
Becton Dickinson and Co.	1,243	314,429
Colgate-Palmolive Co.	3,952	290,512
Intuitive Surgical, Inc.*	531	286,703
Anthem, Inc.	1,178	282,838
S&P Global, Inc.	1,134	277,807
Zoetis, Inc.	2,200	274,098
Cigna Corp.	1,739	263,963
Boston Scientific Corp.*	6,416	261,067
Allergan plc	1,511	254,286
Kimberly-Clark Corp.	1,585	225,149
Global Payments, Inc.	1,382	219,738
Edwards Lifesciences Corp.*	958	210,674
Illumina, Inc.*	677	205,957
Baxter International, Inc.	2,352	205,729
Estee Lauder Companies, Inc. — Class A	1,019	202,730
Vertex Pharmaceuticals, Inc.*	1,184	200,593
Biogen, Inc.*	850	197,897
Sysco Corp.	2,363	187,622
Constellation Brands, Inc. — Class A	770	159,606
Humana, Inc.	622	159,027
Moody’s Corp.	749	153,418
General Mills, Inc.	2,780	153,234
HCA Healthcare, Inc.	1,225	147,514
Zimmer Biomet Holdings, Inc.	946	129,857
IQVIA Holdings, Inc.*	839	125,330
IHS Markit Ltd.*	1,847	123,527
Verisk Analytics, Inc. — Class A	753	119,079
Tyson Foods, Inc. — Class A	1,357	116,892
McKesson Corp.	852	116,434
FleetCor Technologies, Inc.*	399	114,425
IDEXX Laboratories, Inc.*	397	107,956
Hershey Co.	686	106,323
Archer-Daniels-Midland Co.	2,565	105,344
Monster Beverage Corp.*	1,782	103,463
Cintas Corp.	382	102,414
Regeneron Pharmaceuticals, Inc.*	368	102,083
Alexion Pharmaceuticals, Inc.*	1,033	101,172
Corteva, Inc.	3,449	96,572
Kroger Co.	3,679	94,845
ResMed, Inc.	662	89,443
McCormick & Company, Inc.	567	88,622
Clorox Co.	579	87,933
Church & Dwight Company, Inc.	1,138	85,623
Centene Corp.*	1,905	82,410
Kraft Heinz Co.	2,866	80,062
Equifax, Inc.	557	78,353
Laboratory Corporation of America Holdings*	450	75,600
Kellogg Co.	1,145	73,681
Teleflex, Inc.	213	72,367
Conagra Brands, Inc.	2,241	68,754
Cooper Companies, Inc.	228	67,716
Quest Diagnostics, Inc.	620	66,359
Cardinal Health, Inc.	1,373	64,792
Hologic, Inc.*	1,231	62,153
Incyte Corp.*	822	61,017
Align Technology, Inc.*	335	60,608
WellCare Health Plans, Inc.*	232	60,127
Gartner, Inc.*	415	59,341
JM Smucker Co.	525	57,760
AmerisourceBergen Corp. — Class A	700	57,631
MarketAxess Holdings, Inc.	174	56,985
Hormel Foods Corp.	1,279	55,931
Universal Health Services, Inc. — Class B	374	55,633
Dentsply Sirona, Inc.	1,033	55,069
Brown-Forman Corp. — Class B	838	52,610
Varian Medical Systems, Inc.*	419	49,899
Molson Coors Brewing Co. — Class B	865	49,737
Lamb Weston Holdings, Inc.	671	48,795
Mylan N.V.*	2,376	46,997
United Rentals, Inc.*	355	44,247
Avery Dennison Corp.	388	44,065
Henry Schein, Inc.*	683	43,371
ABIOMED, Inc.*	209	37,179
Campbell Soup Co.	777	36,457
Perrigo Company plc	627	35,043
Nielsen Holdings plc	1,638	34,808
Robert Half International, Inc.	541	30,112
DaVita, Inc.*	446	25,453
Quanta Services, Inc.	655	24,759
Rollins, Inc.	649	22,112
H&R Block, Inc.	924	21,825
Nektar Therapeutics*	807	14,700
Coty, Inc. — Class A	1,355	14,241
Total Consumer, Non-cyclical		24,734,733

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
Financial - 13.9%
Berkshire Hathaway, Inc. — Class B*	9,031	$1,878,629
JPMorgan Chase & Co.	14,727	1,733,221
Visa, Inc. — Class A	7,954	1,368,167
Bank of America Corp.	38,585	1,125,524
Mastercard, Inc. — Class A	4,112	1,116,696
Wells Fargo & Co.	18,467	931,475
Citigroup, Inc.	10,405	718,777
American Tower Corp. — Class A REIT	2,039	450,884
American Express Co.	3,133	370,571
U.S. Bancorp	6,605	365,521
CME Group, Inc. — Class A	1,649	348,500
Chubb Ltd.	2,099	338,863
Goldman Sachs Group, Inc.	1,490	308,773
PNC Financial Services Group, Inc.	2,051	287,468
Crown Castle International Corp. REIT	1,915	266,204
Prologis, Inc. REIT	2,907	247,735
Morgan Stanley	5,785	246,846
BlackRock, Inc. — Class A	541	241,091
Intercontinental Exchange, Inc.	2,581	238,149
Marsh & McLennan Companies, Inc.	2,332	233,317
Equinix, Inc. REIT	391	225,529
Charles Schwab Corp.	5,358	224,125
American International Group, Inc.	4,007	223,190
Simon Property Group, Inc. REIT	1,419	220,867
Aon plc	1,086	210,217
Progressive Corp.	2,693	208,034
Capital One Financial Corp.	2,166	197,063
BB&T Corp.	3,529	188,343
Bank of New York Mellon Corp.	3,951	178,625
Aflac, Inc.	3,410	178,411
Travelers Companies, Inc.	1,199	178,279
MetLife, Inc.	3,666	172,889
Public Storage REIT	692	169,727
Welltower, Inc. REIT	1,866	169,153
Prudential Financial, Inc.	1,852	166,587
Allstate Corp.	1,516	164,759
SunTrust Banks, Inc.	2,045	140,696
Equity Residential REIT	1,606	138,534
AvalonBay Communities, Inc. REIT	643	138,457
SBA Communications Corp. REIT	521	125,639
Ventas, Inc. REIT	1,716	125,319
Digital Realty Trust, Inc. REIT	960	124,618
T. Rowe Price Group, Inc.	1,085	123,961
Discover Financial Services	1,466	118,878
Willis Towers Watson plc	594	114,624
Realty Income Corp. REIT	1,466	112,413
State Street Corp.	1,716	101,570
Hartford Financial Services Group, Inc.	1,665	100,916
Essex Property Trust, Inc. REIT	303	98,975
M&T Bank Corp.	616	97,309
Synchrony Financial	2,811	95,827
Weyerhaeuser Co. REIT	3,431	95,039
Northern Trust Corp.	990	92,387
Fifth Third Bancorp	3,364	92,106
Ameriprise Financial, Inc.	603	88,701
Boston Properties, Inc. REIT	662	85,835
KeyCorp	4,621	82,439
CBRE Group, Inc. — Class A*	1,549	82,113
Cincinnati Financial Corp.	700	81,669
HCP, Inc. REIT	2,262	80,595
Alexandria Real Estate Equities, Inc. REIT	522	80,409
Arthur J Gallagher & Co.	857	76,761
First Republic Bank	775	74,942
Citizens Financial Group, Inc.	2,059	72,827
Regions Financial Corp.	4,596	72,709
Extra Space Storage, Inc. REIT	592	69,157
Mid-America Apartment Communities, Inc. REIT	525	68,255
Principal Financial Group, Inc.	1,194	68,225
Huntington Bancshares, Inc.	4,780	68,211
UDR, Inc. REIT	1,349	65,399
Loews Corp.	1,198	61,673
Cboe Global Markets, Inc.	514	59,064
Host Hotels & Resorts, Inc. REIT	3,362	58,129
Duke Realty Corp. REIT	1,665	56,560
Lincoln National Corp.	922	55,615
Regency Centers Corp. REIT	772	53,646
Nasdaq, Inc.	531	52,755
Everest Re Group Ltd.	188	50,025
SVB Financial Group*	237	49,521
E*TRADE Financial Corp.	1,105	48,277
Raymond James Financial, Inc.	569	46,920
Vornado Realty Trust REIT	729	46,415
Comerica, Inc.	688	45,401
Western Union Co.	1,952	45,228
Globe Life, Inc.	462	44,241
Federal Realty Investment Trust REIT	321	43,701
Iron Mountain, Inc. REIT	1,322	42,820
Kimco Realty Corp. REIT	1,944	40,591
Franklin Resources, Inc.	1,299	37,489
Zions Bancorp North America	815	36,284
Apartment Investment & Management Co. — Class A REIT	686	35,768
Assurant, Inc.	282	35,481
SL Green Realty Corp. REIT	380	31,065
Invesco Ltd.	1,774	30,052
People’s United Financial, Inc.	1,837	28,722
Unum Group	961	28,561
Alliance Data Systems Corp.	189	24,217
Affiliated Managers Group, Inc.	233	19,420
Macerich Co. REIT[1]	507	16,016
Total Financial		20,371,381

Technology - 13.4%
Microsoft Corp.	35,167	4,889,268
Apple, Inc.	19,566	4,382,197
Intel Corp.	20,404	1,051,418
Adobe, Inc.*	2,236	617,695
salesforce.com, Inc.*	4,039	599,549
International Business Machines Corp.	4,080	593,314
Accenture plc — Class A	2,935	564,547
Oracle Corp.	10,140	558,004

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
Texas Instruments, Inc.	4,300	$555,732
Broadcom, Inc.	1,833	506,036
NVIDIA Corp.	2,805	488,266
QUALCOMM, Inc.	5,599	427,092
Fidelity National Information Services, Inc.	2,825	375,047
Intuit, Inc.	1,198	318,596
Fiserv, Inc.*	2,629	272,338
Micron Technology, Inc.*	5,084	217,849
Applied Materials, Inc.	4,255	212,325
Analog Devices, Inc.	1,701	190,053
Activision Blizzard, Inc.	3,533	186,967
Lam Research Corp.	666	153,919
Cognizant Technology Solutions Corp. — Class A	2,544	153,314
Autodesk, Inc.*	1,011	149,325
Advanced Micro Devices, Inc.*	4,998	144,892
Electronic Arts, Inc.*	1,357	132,742
HP, Inc.	6,825	129,129
Paychex, Inc.	1,473	121,920
KLA Corp.	734	117,036
Xilinx, Inc.	1,163	111,532
Microchip Technology, Inc.	1,096	101,829
Cerner Corp.	1,466	99,937
Synopsys, Inc.*	692	94,977
Hewlett Packard Enterprise Co.	6,013	91,217
ANSYS, Inc.*	387	85,666
Cadence Design Systems, Inc.*	1,290	85,243
MSCI, Inc. — Class A	390	84,923
Western Digital Corp.	1,363	81,290
Maxim Integrated Products, Inc.	1,249	72,330
Akamai Technologies, Inc.*	760	69,449
Broadridge Financial Solutions, Inc.	526	65,450
Take-Two Interactive Software, Inc.*	521	65,302
Skyworks Solutions, Inc.	791	62,687
Seagate Technology plc	1,090	58,631
NetApp, Inc.	1,096	57,551
Citrix Systems, Inc.	567	54,727
Leidos Holdings, Inc.	623	53,503
Jack Henry & Associates, Inc.	355	51,819
Fortinet, Inc.*	654	50,201
Qorvo, Inc.*	542	40,184
DXC Technology Co.	1,207	35,607
Xerox Holdings Corp.	877	26,231
IPG Photonics Corp.*	164	22,238
Total Technology		19,731,094

Communications - 11.5%
Amazon.com, Inc.*	1,914	3,322,532
Facebook, Inc. — Class A*	11,080	1,973,126
Alphabet, Inc. — Class C*	1,392	1,696,848
Alphabet, Inc. — Class A*	1,380	1,685,173
AT&T, Inc.	33,655	1,273,505
Verizon Communications, Inc.	19,050	1,149,858
Walt Disney Co.	8,296	1,081,135
Cisco Systems, Inc.	19,553	966,114
Comcast Corp. — Class A	20,890	941,721
Netflix, Inc.*	2,017	539,790
Booking Holdings, Inc.*	196	384,672
Charter Communications, Inc. — Class A*	745	307,029
Twitter, Inc.*	3,559	146,631
eBay, Inc.	3,631	141,536
Motorola Solutions, Inc.	763	130,023
T-Mobile US, Inc.*	1,456	114,689
Corning, Inc.	3,597	102,586
VeriSign, Inc.*	480	90,542
Expedia Group, Inc.	644	86,560
CDW Corp.	665	81,955
Omnicom Group, Inc.	1,002	78,457
Symantec Corp.	2,619	61,887
CBS Corp. — Class B	1,507	60,838
Arista Networks, Inc.*	251	59,969
CenturyLink, Inc.	4,522	56,435
Fox Corp. — Class A	1,632	51,465
Juniper Networks, Inc.	1,593	39,427
Discovery, Inc. — Class C*	1,598	39,343
Viacom, Inc. — Class B	1,630	39,169
F5 Networks, Inc.*	277	38,896
Interpublic Group of Companies, Inc.	1,783	38,441
DISH Network Corp. — Class A*	1,108	37,749
News Corp. — Class A	1,776	24,722
Fox Corp. — Class B	748	23,592
Discovery, Inc. — Class A*,1	728	19,387
TripAdvisor, Inc.*	484	18,721
News Corp. — Class B	561	8,019
Total Communications		16,912,542

Industrial - 7.2%
Boeing Co.	2,462	936,717
Honeywell International, Inc.	3,314	560,729
Union Pacific Corp.	3,245	525,625
United Technologies Corp.	3,736	510,039
Lockheed Martin Corp.	1,145	446,618
3M Co.	2,650	435,660
United Parcel Service, Inc. — Class B	3,216	385,341
General Electric Co.	40,195	359,343
Caterpillar, Inc.	2,591	327,269
Northrop Grumman Corp.	725	271,723
CSX Corp.	3,676	254,636
Raytheon Co.	1,283	251,712
Deere & Co.	1,450	244,586
Norfolk Southern Corp.	1,213	217,928
L3Harris Technologies, Inc.	1,028	214,482
Illinois Tool Works, Inc.	1,356	212,201
Waste Management, Inc.	1,798	206,770
General Dynamics Corp.	1,078	196,983
Emerson Electric Co.	2,833	189,414
Roper Technologies, Inc.	479	170,811
Johnson Controls International plc	3,665	160,857
FedEx Corp.	1,105	160,855
Eaton Corporation plc	1,934	160,812
TE Connectivity Ltd.	1,547	144,149
Ingersoll-Rand plc	1,113	137,133
Amphenol Corp. — Class A	1,370	132,205
TransDigm Group, Inc.	229	119,233

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
Cummins, Inc.	727	$118,261
Ball Corp.	1,529	111,326
Agilent Technologies, Inc.	1,425	109,198
Parker-Hannifin Corp.	592	106,921
Stanley Black & Decker, Inc.	699	100,943
AMETEK, Inc.	1,052	96,595
Fortive Corp.	1,360	93,242
Vulcan Materials Co.	609	92,105
Rockwell Automation, Inc.	539	88,827
Republic Services, Inc. — Class A	975	84,386
Keysight Technologies, Inc.*	864	84,024
Mettler-Toledo International, Inc.*	113	79,597
Martin Marietta Materials, Inc.	288	78,941
Amcor plc	7,482	72,950
Waters Corp.*	307	68,532
Dover Corp.	670	66,705
Xylem, Inc.	829	66,005
Kansas City Southern	463	61,584
Wabtec Corp.	839	60,291
Expeditors International of Washington, Inc.	786	58,392
IDEX Corp.	349	57,194
Jacobs Engineering Group, Inc.	624	57,096
Garmin Ltd.	665	56,319
Masco Corp.	1,333	55,559
CH Robinson Worldwide, Inc.	624	52,903
Textron, Inc.	1,060	51,898
Arconic, Inc.	1,784	46,384
Packaging Corporation of America	436	46,260
Allegion plc	430	44,569
PerkinElmer, Inc.	512	43,607
J.B. Hunt Transport Services, Inc.	393	43,485
Westrock Co.	1,185	43,193
Huntington Ingalls Industries, Inc.	190	40,240
Snap-on, Inc.	254	39,761
Fortune Brands Home & Security, Inc.	644	35,227
FLIR Systems, Inc.	625	32,869
AO Smith Corp.	637	30,391
Sealed Air Corp.	712	29,555
Pentair plc	774	29,257
Flowserve Corp.	604	28,213
Total Industrial		10,496,636

Consumer, Cyclical - 6.7%
Home Depot, Inc.	5,044	1,170,309
Walmart, Inc.	6,550	777,354
McDonald’s Corp.	3,498	751,056
Costco Wholesale Corp.	2,026	583,711
NIKE, Inc. — Class B	5,766	541,543
Starbucks Corp.	5,513	487,459
Lowe’s Companies, Inc.	3,555	390,908
TJX Companies, Inc.	5,568	310,360
Target Corp.	2,353	251,559
General Motors Co.	5,787	216,897
Walgreens Boots Alliance, Inc.	3,494	193,253
Dollar General Corp.	1,184	188,185
Ross Stores, Inc.	1,680	184,548
Ford Motor Co.	18,050	165,338
Yum! Brands, Inc.	1,401	158,915
Marriott International, Inc. — Class A	1,259	156,582
Delta Air Lines, Inc.	2,665	153,504
O’Reilly Automotive, Inc.*	352	140,275
VF Corp.	1,504	133,841
Dollar Tree, Inc.*	1,090	124,434
Hilton Worldwide Holdings, Inc.	1,321	122,998
AutoZone, Inc.*	113	122,562
Southwest Airlines Co.	2,228	120,334
PACCAR, Inc.	1,595	111,666
Aptiv plc	1,180	103,155
Chipotle Mexican Grill, Inc. — Class A*	117	98,335
United Airlines Holdings, Inc.*	1,018	90,002
Fastenal Co.	2,641	86,281
Royal Caribbean Cruises Ltd.	791	85,689
DR Horton, Inc.	1,550	81,700
Carnival Corp.	1,844	80,601
Copart, Inc.*	929	74,627
Best Buy Company, Inc.	1,068	73,681
Lennar Corp. — Class A	1,310	73,164
Ulta Beauty, Inc.*	271	67,926
CarMax, Inc.*	763	67,144
Genuine Parts Co.	673	67,024
Darden Restaurants, Inc.	566	66,913
MGM Resorts International	2,402	66,584
Hasbro, Inc.	541	64,211
WW Grainger, Inc.	204	60,619
NVR, Inc.*	16	59,478
Advance Auto Parts, Inc.	329	54,417
Norwegian Cruise Line Holdings Ltd.*	993	51,408
Tractor Supply Co.	549	49,652
American Airlines Group, Inc.	1,825	49,220
Wynn Resorts Ltd.	446	48,489
Tiffany & Co.	501	46,408
Whirlpool Corp.	293	46,399
LKQ Corp.*	1,420	44,659
PulteGroup, Inc.	1,187	43,385
Alaska Air Group, Inc.	568	36,869
Kohl’s Corp.	733	36,401
BorgWarner, Inc.	951	34,883
Tapestry, Inc.	1,321	34,412
Mohawk Industries, Inc.*	276	34,243
Newell Brands, Inc.	1,755	32,854
PVH Corp.	341	30,086
Harley-Davidson, Inc.	722	25,970
Hanesbrands, Inc.	1,665	25,508
Leggett & Platt, Inc.	606	24,810
Capri Holdings Ltd.*	698	23,146
Ralph Lauren Corp. — Class A	239	22,817
Macy’s, Inc.	1,423	22,113
L Brands, Inc.	1,069	20,942
Under Armour, Inc. — Class A*	867	17,288
Gap, Inc.	987	17,134
Nordstrom, Inc.	492	16,566

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value
Under Armour, Inc. — Class C*	895	$16,226
Total Consumer, Cyclical		9,831,030

Energy - 3.5%
Exxon Mobil Corp.	19,488	1,376,048
Chevron Corp.	8,744	1,037,039
ConocoPhillips	5,113	291,339
Schlumberger Ltd.	6,370	217,663
Phillips 66	2,066	211,558
EOG Resources, Inc.	2,673	198,390
Kinder Morgan, Inc.	8,967	184,810
Marathon Petroleum Corp.	3,032	184,194
Occidental Petroleum Corp.	4,120	183,216
Valero Energy Corp.	1,909	162,723
ONEOK, Inc.	1,902	140,158
Williams Companies, Inc.	5,582	134,303
Pioneer Natural Resources Co.	770	96,843
Halliburton Co.	4,034	76,041
Hess Corp.	1,192	72,092
Baker Hughes a GE Co.	2,989	69,345
Diamondback Energy, Inc.	751	67,523
Concho Resources, Inc.	926	62,875
Noble Energy, Inc.	2,203	49,479
TechnipFMC plc	1,933	46,663
Marathon Oil Corp.	3,703	45,436
Devon Energy Corp.	1,862	44,800
Apache Corp.	1,732	44,339
National Oilwell Varco, Inc.	1,777	37,672
HollyFrontier Corp.	697	37,387
Cabot Oil & Gas Corp. — Class A	1,927	33,857
Cimarex Energy Co.	467	22,388
Helmerich & Payne, Inc.	504	20,195
Total Energy		5,148,376

Utilities - 2.8%
NextEra Energy, Inc.	2,251	524,461
Duke Energy Corp.	3,356	321,706
Dominion Energy, Inc.	3,786	306,817
Southern Co.	4,814	297,361
Exelon Corp.	4,475	216,187
American Electric Power Company, Inc.	2,274	213,051
Sempra Energy	1,265	186,727
Xcel Energy, Inc.	2,415	156,709
Public Service Enterprise Group, Inc.	2,329	144,584
Consolidated Edison, Inc.	1,530	144,539
WEC Energy Group, Inc.	1,453	138,180
Eversource Energy	1,490	127,350
Edison International	1,649	124,368
FirstEnergy Corp.	2,487	119,948
DTE Energy Co.	844	112,218
Entergy Corp.	916	107,502
PPL Corp.	3,327	104,767
American Water Works Company, Inc.	832	103,359
Ameren Corp.	1,132	90,617
CMS Energy Corp.	1,307	83,583
Evergy, Inc.	1,085	72,218
CenterPoint Energy, Inc.	2,313	69,806
Atmos Energy Corp.[1]	544	61,956
Alliant Energy Corp.	1,094	58,999
NiSource, Inc.	1,720	51,463
Pinnacle West Capital Corp.	517	50,185
AES Corp.	3,058	49,968
NRG Energy, Inc.	1,165	46,134
Total Utilities		4,084,763

Basic Materials - 1.7%
Linde plc	2,490	482,363
DuPont de Nemours, Inc.	3,434	244,879
Ecolab, Inc.	1,153	228,340
Air Products & Chemicals, Inc.	1,015	225,188
Sherwin-Williams Co.	378	207,851
Dow, Inc.	3,423	163,106
Newmont Goldcorp Corp.	3,776	143,186
PPG Industries, Inc.	1,088	128,939
LyondellBasell Industries N.V. — Class A	1,189	106,380
International Paper Co.	1,809	75,653
Nucor Corp.	1,396	71,070
Celanese Corp. — Class A	570	69,705
Freeport-McMoRan, Inc.	6,683	63,956
International Flavors & Fragrances, Inc.[1]	492	60,363
FMC Corp.	601	52,696
CF Industries Holdings, Inc.	1,006	49,495
Eastman Chemical Co.	631	46,587
Albemarle Corp.[1]	488	33,926
Mosaic Co.	1,635	33,517
Total Basic Materials		2,487,200

Total Common Stocks
(Cost $98,222,581)		113,797,755

	Face Amount
U.S. TREASURY BILLS†† - 4.1%
U.S. Treasury Bills
1.82% due 11/21/19[2]	$4,758,000	4,745,908
1.77% due 11/21/19[2,3]	1,100,000	1,097,204
1.93% due 10/29/19[2,4]	216,000	215,686
Total U.S. Treasury Bills
(Cost $6,058,455)		6,058,798

FEDERAL AGENCY NOTES†† - 3.1%
Federal Farm Credit Bank
2.15% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[5]	4,500,000	4,497,445
Total Federal Agency Notes
(Cost $4,500,000)		4,497,445

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2019
S&P 500® 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 14.4%
JPMorgan Chase & Co. issued 09/30/19 at 2.35% due 10/01/19[3]	$13,175,268	$13,175,268
Bank of America Merrill Lynch issued 09/30/19 at 2.28% due 10/01/19[3]	4,236,727	4,236,727
Barclays Capital issued 09/30/19 at 2.00% due 10/01/19[3]	3,813,054	3,813,054
Total Repurchase Agreements
(Cost $21,225,049)		21,225,049

	Shares	Value
SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.83%[8]	141,165	$141,165
Total Securities Lending Collateral
(Cost $141,165)		141,165

Total Investments - 99.2%
(Cost $130,147,250)		$145,720,212
Other Assets & Liabilities, net - 0.8%		1,170,571
Total Net Assets - 100.0%		$146,890,783

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	60	Dec 2019	$8,933,250	$80

Total Return Swap Agreements

Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	2.36%	At Maturity	10/31/19	18,792	$55,937,944	$(16,537)
Goldman Sachs International	S&P 500 Index	2.36%	At Maturity	10/28/19	29,081	86,566,454	(25,221)
BNP Paribas	S&P 500 Index	2.59%	At Maturity	10/29/19	9,624	28,647,835	(77,437)
						$171,152,233	$(119,195)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2019 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2019.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2019.
[5]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2019
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$113,797,755	$—	$—	$113,797,755
U.S. Treasury Bills	—	6,058,798	—	6,058,798
Federal Agency Notes	—	4,497,445	—	4,497,445
Repurchase Agreements	—	21,225,049	—	21,225,049
Securities Lending Collateral	141,165	—	—	141,165
Equity Futures Contracts**	80	—	—	80
Total Assets	$113,939,000	$31,781,292	$—	$145,720,292

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$119,195	$—	$119,195

**	This derivative is reported as unrealized appreciation/depreciation at period end.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

Assets:
Investments, at value - including $138,821 of securities loaned (cost $108,922,201)	$124,495,163
Repurchase agreements, at value (cost $21,225,049)	21,225,049
Cash	1,217
Segregated cash with broker	87,809
Receivables:
Fund shares sold	4,163,412
Dividends	99,848
Variation margin on futures contracts	18,877
Interest	10,597
Securities lending income	12
Total assets	150,101,984

Liabilities:
Unrealized depreciation on OTC swap agreements	119,195
Payable for:
Fund shares redeemed	2,571,679
Return of securities lending collateral	141,165
Management fees	103,825
Swap settlement	97,015
Distribution and service fees	33,359
Transfer agent and administrative fees	28,840
Portfolio accounting fees	17,304
Trustees’ fees*	2,804
Miscellaneous	96,015
Total liabilities	3,211,201
Commitments and contingent liabilities (Note 11)	—
Net assets	$146,890,783

Net assets consist of:
Paid in capital	$122,654,466
Total distributable earnings (loss)	24,236,317
Net assets	$146,890,783

A-Class:
Net assets	$14,728,511
Capital shares outstanding	115,491
Net asset value per share	$127.53
Maximum offering price per share (Net asset value divided by 95.25%)	$133.89

C-Class:
Net assets	$3,538,489
Capital shares outstanding	32,538
Net asset value per share	$108.75

H-Class:
Net assets	$128,623,783
Capital shares outstanding	1,010,039
Net asset value per share	$127.35

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2019

Investment Income:
Dividends	$1,054,993
Interest	447,232
Income from securities lending, net	217
Total investment income	1,502,442

Expenses:
Management fees	669,149
Distribution and service fees
A-Class	17,914
C-Class	29,403
H-Class	160,612
Transfer agent and administrative fees	185,876
Portfolio accounting fees	111,527
Registration fees	84,325
Trustees’ fees*	14,852
Custodian fees	10,101
Line of credit fees	20
Miscellaneous	106,468
Total expenses	1,390,247
Net investment income	112,195

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,816,730
Swap agreements	7,002,877
Futures contracts	(780,678)
Net realized gain	21,038,929
Net change in unrealized appreciation (depreciation) on:
Investments	(8,313,787)
Swap agreements	(1,374,102)
Futures contracts	(357,263)
Net change in unrealized appreciation (depreciation)	(10,045,152)
Net realized and unrealized gain	10,993,777
Net increase in net assets resulting from operations	$11,105,972

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$112,195	$160,677
Net realized gain on investments	21,038,929	5,392,537
Net change in unrealized appreciation (depreciation) on investments	(10,045,152)	4,000,171
Net increase in net assets resulting from operations	11,105,972	9,553,385

Capital share transactions:
Proceeds from sale of shares
A-Class	5,096,846	16,718,124
C-Class	9,839,652	38,731,236
H-Class	756,221,466	1,737,098,212
Cost of shares redeemed
A-Class	(5,118,489)	(14,380,814)
C-Class	(11,289,219)	(49,968,745)
H-Class	(761,138,504)	(1,747,024,905)
Net decrease from capital share transactions	(6,388,248)	(18,826,892)
Net increase (decrease) in net assets	4,717,724	(9,273,507)

Net assets:
Beginning of period	142,173,059	151,446,566
End of period	$146,890,783	$142,173,059

Capital share activity:
Shares sold
A-Class	40,541	149,625
C-Class	94,172	414,225
H-Class	6,115,625	15,576,422
Shares redeemed
A-Class	(41,140)	(131,337)
C-Class	(103,573)	(524,152)
H-Class	(6,168,094)	(15,730,485)
Net decrease in shares	(62,469)	(245,702)

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$117.21	$104.90	$89.56	$67.98	$70.18	$58.57
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.18	.07	(.25)	(.16)	(.19)
Net gain (loss) on investments (realized and unrealized)	10.21	12.13	21.60	21.96	(1.02)	13.36
Total from investment operations	10.32	12.31	21.67	21.71	(1.18)	13.17
Less distributions from:
Net realized gains	—	—	(6.33)	(.13)	(1.02)	(1.56)
Total distributions	—	—	(6.33)	(.13)	(1.02)	(1.56)
Net asset value, end of period	$127.53	$117.21	$104.90	$89.56	$67.98	$70.18

Total Return[c]	8.80%	11.73%	23.92%	31.95%	(1.69%)	22.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,729	$13,607	$10,259	$10,772	$12,011	$13,822
Ratios to average net assets:
Net investment income (loss)	0.17%	0.16%	0.07%	(0.33%)	(0.23%)	(0.29%)
Total expenses	1.84%	1.85%	1.77%	1.79%	1.76%	1.80%
Portfolio turnover rate	114%	367%	276%	411%	216%	420%

C-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$100.33	$90.47	$78.49	$60.04	$62.57	$52.75
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.60)	(.61)	(.72)	(.59)	(.62)
Net gain (loss) on investments (realized and unrealized)	8.66	10.46	18.92	19.30	(.92)	12.00
Total from investment operations	8.42	9.86	18.31	18.58	(1.51)	11.38
Less distributions from:
Net realized gains	—	—	(6.33)	(.13)	(1.02)	(1.56)
Total distributions	—	—	(6.33)	(.13)	(1.02)	(1.56)
Net asset value, end of period	$108.75	$100.33	$90.47	$78.49	$60.04	$62.57

Total Return[c]	8.39%	10.90%	23.00%	30.96%	(2.43%)	21.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,538	$4,208	$13,739	$9,475	$9,373	$11,969
Ratios to average net assets:
Net investment income (loss)	(0.46%)	(0.63%)	(0.68%)	(1.08%)	(0.99%)	(1.04%)
Total expenses	2.58%	2.57%	2.52%	2.54%	2.51%	2.55%
Portfolio turnover rate	114%	367%	276%	411%	216%	420%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$117.04	$104.76	$89.45	$67.91	$70.12	$58.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.17	.03	(.23)	(.16)	(.18)
Net gain (loss) on investments (realized and unrealized)	10.20	12.11	21.61	21.90	(1.03)	13.34
Total from investment operations	10.31	12.28	21.64	21.67	(1.19)	13.16
Less distributions from:
Net realized gains	—	—	(6.33)	(.13)	(1.02)	(1.56)
Total distributions	—	—	(6.33)	(.13)	(1.02)	(1.56)
Net asset value, end of period	$127.35	$117.04	$104.76	$89.45	$67.91	$70.12

Total Return	8.81%	11.72%	23.92%	31.93%	(1.71%)	22.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,624	$124,359	$127,448	$104,986	$113,954	$150,537
Ratios to average net assets:
Net investment income (loss)	0.18%	0.15%	0.03%	(0.31%)	(0.24%)	(0.28%)
Total expenses	1.84%	1.84%	1.75%	1.80%	1.76%	1.80%
Portfolio turnover rate	114%	367%	276%	411%	216%	420%

[a]	Unaudited figures for the period ended September 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

INVERSE S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 7, 2001
H-Class	May 19, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(10.94%)	(10.57%)	(21.77%)	(27.12%)
A-Class Shares with sales charge‡	(15.17%)	(14.82%)	(22.52%)	(27.47%)
C-Class Shares	(11.27%)	(11.21%)	(22.37%)	(27.65%)
C-Class Shares with CDSC§	(12.16%)	(12.10%)	(22.37%)	(27.65%)
H-Class Shares	(10.94%)	(10.57%)	(21.77%)	(27.11%)
S&P 500 Index	6.08%	4.25%	10.84%	13.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019
INVERSE S&P 500® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 67.0%
Federal Farm Credit Bank
2.15% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	$2,500,000	$2,498,581
1.98% (3 Month USD LIBOR - 0.21%, Rate Floor: 0.00%) due 08/10/20[1]	2,000,000	1,997,717
1.97% due 08/19/21	1,850,000	1,842,325
2.20% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	1,000,000	1,002,951
2.19% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	600,000	600,616
Federal Home Loan Bank
2.01% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[1]	2,100,000	2,096,997
Freddie Mac
2.85% due 05/06/24	2,000,000	2,001,486
Total Federal Agency Notes
(Cost $12,047,112)		12,040,673

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
1.82% due 11/21/19[2]	190,000	189,517
Total U.S. Treasury Bills
(Cost $189,502)		189,517

REPURCHASE AGREEMENTS††,3 - 31.0%
JPMorgan Chase & Co. issued 09/30/19 at 2.35% due 10/01/19[4]	3,456,358	3,456,358
Bank of America Merrill Lynch issued 09/30/19 at 2.28% due 10/01/19[4]	1,111,449	1,111,449
Barclays Capital issued 09/30/19 at 2.00% due 10/01/19[4]	1,000,305	1,000,305
Total Repurchase Agreements
(Cost $5,568,112)		5,568,112

Total Investments - 99.0%
(Cost $17,804,726)		$17,798,302
Other Assets & Liabilities, net - 1.0%		176,101
Total Net Assets - 100.0%		$17,974,403

Total Return Swap Agreements

Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	(2.09%)	At Maturity	10/29/19	4,867	$14,486,777	$39,030
Goldman Sachs International	S&P 500 Index	(2.26%)	At Maturity	10/28/19	6,590	19,615,739	6,086
Barclays Bank plc	S&P 500 Index	(2.21%)	At Maturity	10/31/19	611	1,818,021	537
						$35,920,537	$45,653

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2019
INVERSE S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$12,040,673	$—	$12,040,673
U.S. Treasury Bills	—	189,517	—	189,517
Repurchase Agreements	—	5,568,112	—	5,568,112
Equity Index Swap Agreements**	—	45,653	—	45,653
Total Assets	$—	$17,843,955	$—	$17,843,955

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

Assets:
Investments, at value (cost $12,236,614)	$12,230,190
Repurchase agreements, at value (cost $5,568,112)	5,568,112
Segregated cash with broker	7,194
Unrealized appreciation on OTC swap agreements	45,653
Receivables:
Fund shares sold	311,481
Interest	42,628
Swap settlement	2,566
Total assets	18,207,824

Liabilities:
Payable for:
Fund shares redeemed	193,450
Management fees	14,665
Distribution and service fees	4,436
Transfer agent and administrative fees	4,074
Portfolio accounting fees	2,445
Trustees’ fees*	390
Miscellaneous	13,961
Total liabilities	233,421
Commitments and contingent liabilities (Note 11)	—
Net assets	$17,974,403

Net assets consist of:
Paid in capital	$200,673,183
Total distributable earnings (loss)	(182,698,780)
Net assets	$17,974,403

A-Class:
Net assets	$1,491,953
Capital shares outstanding	45,941
Net asset value per share	$32.48
Maximum offering price per share (Net asset value divided by 95.25%)	$34.10

C-Class:
Net assets	$661,657
Capital shares outstanding	23,470
Net asset value per share	$28.19

H-Class:
Net assets	$15,820,793
Capital shares outstanding	485,744
Net asset value per share	$32.57

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2019

Investment Income:
Interest	$263,848
Total investment income	263,848

Expenses:
Management fees	98,779
Distribution and service fees
A-Class	3,150
C-Class	3,139
H-Class	23,507
Transfer agent and administrative fees	27,440
Registration fees	17,505
Portfolio accounting fees	16,464
Trustees’ fees*	3,390
Custodian fees	1,481
Line of credit fees	120
Miscellaneous	9,507
Total expenses	204,482
Net investment income	59,366

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,447
Swap agreements	(2,525,575)
Futures contracts	(1,144,542)
Net realized loss	(3,668,670)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,182)
Swap agreements	339,877
Futures contracts	216,601
Net change in unrealized appreciation (depreciation)	546,296
Net realized and unrealized loss	(3,122,374)
Net decrease in net assets resulting from operations	$(3,063,008)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$59,366	$70,316
Net realized loss on investments	(3,668,670)	(6,885,302)
Net change in unrealized appreciation (depreciation) on investments	546,296	(384,480)
Net decrease in net assets resulting from operations	(3,063,008)	(7,199,466)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,881,368	15,522,135
C-Class	2,089,165	6,844,691
H-Class	272,116,726	963,793,190
Cost of shares redeemed
A-Class	(5,514,066)	(15,162,638)
C-Class	(1,977,088)	(6,833,738)
H-Class	(272,641,785)	(964,210,949)
Net decrease from capital share transactions	(45,680)	(47,309)
Net decrease in net assets	(3,108,688)	(7,246,775)

Net assets:
Beginning of period	21,083,091	28,329,866
End of period	$17,974,403	$21,083,091

Capital share activity:
Shares sold
A-Class	159,939	373,904
C-Class	70,025	196,072
H-Class	7,970,700	23,685,574
Shares redeemed
A-Class	(159,619)	(372,190)
C-Class	(66,406)	(196,864)
H-Class	(7,998,741)	(23,738,892)
Net decrease in shares	(24,102)	(52,396)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$36.47	$44.92	$59.26	$84.22	$95.49	$127.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.09	(.39)	(1.01)	(1.52)	(1.88)
Net gain (loss) on investments (realized and unrealized)	(4.09)	(8.54)	(13.95)	(23.95)	(9.75)	(30.60)
Total from investment operations	(3.99)	(8.45)	(14.34)	(24.96)	(11.27)	(32.48)
Net asset value, end of period	$32.48	$36.47	$44.92	$59.26	$84.22	$95.49

Total Return[c]	(10.94%)	(18.81%)	(24.20%)	(29.63%)	(11.81%)	(25.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,492	$1,664	$1,972	$5,953	$7,393	$2,095
Ratios to average net assets:
Net investment income (loss)	0.61%	0.23%	(0.74%)	(1.39%)	(1.60%)	(1.73%)
Total expenses	1.83%	1.85%	1.76%	1.80%	1.76%	1.77%
Portfolio turnover rate	264%	—	53%	78%	—	—

C-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$31.77	$39.41	$52.40	$75.05	$85.79	$115.88
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.17)	(.61)	(1.42)	(2.00)	(2.52)
Net gain (loss) on investments (realized and unrealized)	(3.55)	(7.47)	(12.38)	(21.23)	(8.74)	(27.57)
Total from investment operations	(3.58)	(7.64)	(12.99)	(22.65)	(10.74)	(30.09)
Net asset value, end of period	$28.19	$31.77	$39.41	$52.40	$75.05	$85.79

Total Return[c]	(11.27%)	(19.39%)	(24.79%)	(30.21%)	(12.49%)	(25.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$662	$631	$814	$1,567	$1,675	$2,393
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.48%)	(1.40%)	(2.14%)	(2.35%)	(2.47%)
Total expenses	2.59%	2.56%	2.52%	2.54%	2.47%	2.51%
Portfolio turnover rate	264%	—	53%	78%	—	—

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$36.57	$45.04	$59.44	$84.51	$95.77	$128.40
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.10	(.34)	(1.01)	(1.52)	(1.88)
Net gain (loss) on investments (realized and unrealized)	(4.09)	(8.57)	(14.06)	(24.06)	(9.74)	(30.75)
Total from investment operations	(4.00)	(8.47)	(14.40)	(25.07)	(11.26)	(32.63)
Net asset value, end of period	$32.57	$36.57	$45.04	$59.44	$84.51	$95.77

Total Return	(10.94%)	(18.81%)	(24.23%)	(29.67%)	(11.74%)	(25.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,821	$18,789	$25,544	$27,516	$43,763	$27,218
Ratios to average net assets:
Net investment income (loss)	0.56%	0.25%	(0.67%)	(1.40%)	(1.63%)	(1.73%)
Total expenses	1.84%	1.84%	1.76%	1.80%	1.76%	1.77%
Portfolio turnover rate	264%	—	53%	78%	—	—

[a]	Unaudited figures for the period ended September 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 20, 2000
H-Class	May 24, 2000

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	9.9%
Apple, Inc.	9.4%
Amazon.com, Inc.	8.0%
Facebook, Inc. — Class A	4.0%
Alphabet, Inc. — Class C	4.0%
Alphabet, Inc. — Class A	3.5%
Intel Corp.	2.4%
Cisco Systems, Inc.	2.2%
Comcast Corp. — Class A	2.1%
PepsiCo, Inc.	2.0%
Top Ten Total	47.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	7.12%	(4.54%)	24.28%	30.32%
A-Class Shares with sales charge‡	2.03%	(9.07%)	23.08%	29.68%
C-Class Shares	6.72%	(5.25%)	23.34%	29.32%
C-Class Shares with CDSC§	5.72%	(6.20%)	23.34%	29.32%
H-Class Shares	7.12%	(4.53%)	24.27%	30.31%
NASDAQ-100 Index	5.59%	2.73%	15.19%	17.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 85.8%

Technology - 36.1%
Microsoft Corp.	333,201	$46,324,935
Apple, Inc.	197,221	44,171,587
Intel Corp.	214,546	11,055,555
Adobe, Inc.*	23,510	6,494,638
Texas Instruments, Inc.	45,216	5,843,716
Broadcom, Inc.	19,279	5,322,354
NVIDIA Corp.	29,493	5,133,847
QUALCOMM, Inc.	58,876	4,491,061
Fiserv, Inc.*	32,917	3,409,872
Intuit, Inc.	12,595	3,349,514
Micron Technology, Inc.*	53,458	2,290,675
Applied Materials, Inc.	44,737	2,232,376
Analog Devices, Inc.	17,891	1,998,961
Activision Blizzard, Inc.	37,148	1,965,872
NXP Semiconductor N.V.	15,918	1,736,972
Lam Research Corp.	6,999	1,617,539
Cognizant Technology Solutions Corp. — Class A	26,747	1,611,908
Autodesk, Inc.*	10,636	1,570,937
Advanced Micro Devices, Inc.*	52,574	1,524,120
Paychex, Inc.	17,403	1,440,446
Electronic Arts, Inc.*	14,273	1,396,185
Workday, Inc. — Class A*	7,942	1,349,822
KLA Corp.	7,713	1,229,838
Xilinx, Inc.	12,234	1,173,241
Microchip Technology, Inc.	11,529	1,071,159
Cerner Corp.	15,419	1,051,113
Synopsys, Inc.*	7,279	999,043
NetEase, Inc. ADR	3,533	940,414
Cadence Design Systems, Inc.*	13,568	896,574
ASML Holding N.V. — Class G	3,518	873,942
Western Digital Corp.	14,335	854,939
Check Point Software Technologies Ltd.*	7,373	807,344
Maxim Integrated Products, Inc.	13,138	760,822
Take-Two Interactive Software, Inc.*	5,481	686,989
Skyworks Solutions, Inc.	8,315	658,964
Citrix Systems, Inc.	6,339	611,840
NetApp, Inc.	11,522	605,020
Total Technology		169,554,134

Communications - 30.0%
Amazon.com, Inc.*	21,591	37,480,033
Facebook, Inc. — Class A*	105,975	18,872,028
Alphabet, Inc. — Class C*	15,273	18,617,787
Alphabet, Inc. — Class A*	13,436	16,407,237
Cisco Systems, Inc.	207,316	10,243,484
Comcast Corp. — Class A	219,657	9,902,138
Netflix, Inc.*	21,205	5,674,882
Charter Communications, Inc. — Class A*	10,726	4,420,399
Booking Holdings, Inc.*	2,058	4,039,051
T-Mobile US, Inc.*	41,381	3,259,581
eBay, Inc.	40,622	1,583,446
Baidu, Inc. ADR*	13,641	1,401,749
Sirius XM Holdings, Inc.[1]	215,505	1,347,984
MercadoLibre, Inc.*	2,408	1,327,362
JD.com, Inc. ADR*	44,810	1,264,090
VeriSign, Inc.*	5,733	1,081,416
Expedia Group, Inc.	6,627	890,735
Symantec Corp.	29,931	707,269
Ctrip.com International Ltd. ADR*	23,585	690,805
Liberty Global plc — Class C*	24,855	591,300
Fox Corp. — Class A	16,715	527,107
Fox Corp. — Class B	12,714	401,000
Liberty Global plc — Class A*	9,929	245,743
Total Communications		140,976,626

Consumer, Non-cyclical - 12.2%
PepsiCo, Inc.	67,715	9,283,727
PayPal Holdings, Inc.*	56,986	5,903,180
Amgen, Inc.	29,044	5,620,304
Gilead Sciences, Inc.	61,335	3,887,412
Mondelez International, Inc. — Class A	69,844	3,863,770
Celgene Corp.*	34,325	3,408,473
Automatic Data Processing, Inc.	21,016	3,392,403
Intuitive Surgical, Inc.*	5,582	3,013,889
Illumina, Inc.*	7,119	2,165,742
Vertex Pharmaceuticals, Inc.*	12,448	2,108,940
Biogen, Inc.*	8,933	2,079,781
Kraft Heinz Co.	59,085	1,650,540
Monster Beverage Corp.*	26,389	1,532,145
Regeneron Pharmaceuticals, Inc.*	5,230	1,450,802
Cintas Corp.	4,964	1,330,848
Verisk Analytics, Inc. — Class A	7,919	1,252,310
IDEXX Laboratories, Inc.*	4,169	1,133,676
Alexion Pharmaceuticals, Inc.*	10,859	1,063,531
Incyte Corp.*	10,416	773,180
Align Technology, Inc.*	3,868	699,799
BioMarin Pharmaceutical, Inc.*	8,692	585,841
Mylan N.V.*	24,984	494,183
Henry Schein, Inc.*	7,180	455,930
Total Consumer, Non-cyclical		57,150,406

Consumer, Cyclical - 6.2%
Costco Wholesale Corp.	21,299	6,136,455
Starbucks Corp.	57,972	5,125,884
Walgreens Boots Alliance, Inc.	43,740	2,419,259
Tesla, Inc.*,1	8,675	2,089,547
Marriott International, Inc. — Class A	15,951	1,983,826
Ross Stores, Inc.	17,662	1,940,171
O’Reilly Automotive, Inc.*	3,706	1,476,878
Dollar Tree, Inc.*	11,460	1,308,274
PACCAR, Inc.	16,775	1,174,418
Lululemon Athletica, Inc.*	5,952	1,145,939
United Airlines Holdings, Inc.*	12,442	1,099,998
Fastenal Co.	27,772	907,311
Hasbro, Inc.	6,112	725,433
Ulta Beauty, Inc.*	2,850	714,352
American Airlines Group, Inc.	21,564	581,581
Wynn Resorts Ltd.	5,211	566,540
Total Consumer, Cyclical		29,395,866

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2019
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Industrial - 0.7%
CSX Corp.	38,656	$2,677,701
J.B. Hunt Transport Services, Inc.	5,171	572,171
Total Industrial		3,249,872

Utilities - 0.3%
Xcel Energy, Inc.	24,942	1,618,486

Financial - 0.3%
Willis Towers Watson plc	6,247	1,205,483

Total Common Stocks
(Cost $310,223,583)		403,150,873

	Face Amount
U.S. TREASURY BILLS†† - 6.1%
U.S. Treasury Bills
1.82% due 11/21/19[2]	$23,300,000	23,240,783
1.77% due 11/21/19[2,3]	3,350,000	3,341,486
1.93% due 10/29/19[2,4]	2,068,000	2,064,996
Total U.S. Treasury Bills
(Cost $28,645,433)		28,647,265

REPURCHASE AGREEMENTS††,5 - 8.0%
JPMorgan Chase & Co. issued 09/30/19 at 2.35% due 10/01/19[3]	23,440,971	23,440,971
Bank of America Merrill Lynch issued 09/30/19 at 2.28% due 10/01/19[3]	7,537,835	7,537,835
Barclays Capital issued 09/30/19 at 2.00% due 10/01/19[3]	6,784,051	6,784,051
Total Repurchase Agreements
(Cost $37,762,857)		37,762,857

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.83%[7]	2,277,087	2,277,087
Total Securities Lending Collateral
(Cost $2,277,087)		2,277,087

Total Investments - 100.4%
(Cost $378,908,960)		$471,838,082
Other Assets & Liabilities, net - (0.4)%		(1,919,045)
Total Net Assets - 100.0%		$469,919,037

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	338	Dec 2019	$52,509,990	$263,086

Total Return Swap Agreements

Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	NASDAQ-100 Index	2.69%	At Maturity	10/29/19	3,251	$25,191,094	$(175,837)
Goldman Sachs International	NASDAQ-100 Index	2.46%	At Maturity	10/28/19	28,858	223,634,726	(548,900)
Barclays Bank plc	NASDAQ-100 Index	2.41%	At Maturity	10/31/19	30,483	236,229,623	(687,184)
						$485,055,443	$(1,411,921)

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2019
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2019 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2019.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2019.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$403,150,873	$—	$—	$403,150,873
U.S. Treasury Bills	—	28,647,265	—	28,647,265
Repurchase Agreements	—	37,762,857	—	37,762,857
Securities Lending Collateral	2,277,087	—	—	2,277,087
Equity Futures Contracts**	263,086	—	—	263,086
Total Assets	$405,691,046	$66,410,122	$—	$472,101,168

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,411,921	$—	$1,411,921

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

Assets:
Investments, at value - including $2,209,556 of securities loaned (cost $341,146,103)	$434,075,225
Repurchase agreements, at value (cost $37,762,857)	37,762,857
Segregated cash with broker	401,155
Receivables:
Fund shares sold	9,673,872
Variation margin on futures contracts	415,337
Dividends	111,139
Interest	2,384
Securities lending income	318
Total assets	482,442,287

Liabilities:
Unrealized depreciation on OTC swap agreements	1,411,921
Payable for:
Fund shares redeemed	7,816,143
Return of securities lending collateral	2,277,087
Management fees	302,810
Swap settlement	130,409
Distribution and service fees	90,710
Transfer agent and administrative fees	84,114
Portfolio accounting fees	50,469
Trustees’ fees*	8,304
Miscellaneous	351,283
Total liabilities	12,523,250
Commitments and contingent liabilities (Note 11)	—
Net assets	$469,919,037

Net assets consist of:
Paid in capital	$349,470,025
Total distributable earnings (loss)	120,449,012
Net assets	$469,919,037

A-Class:
Net assets	$38,934,254
Capital shares outstanding	241,881
Net asset value per share	$160.96
Maximum offering price per share (Net asset value divided by 95.25%)	$168.99

C-Class:
Net assets	$11,144,825
Capital shares outstanding	87,113
Net asset value per share	$127.94

H-Class:
Net assets	$419,839,958
Capital shares outstanding	2,609,223
Net asset value per share	$160.91

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $2,850)	$1,929,620
Interest	956,071
Income from securities lending, net	1,445
Total investment income	2,887,136

Expenses:
Management fees	2,036,026
Distribution and service fee:
A-Class	46,479
C-Class	64,738
H-Class	502,902
Transfer agent and administrative fees	565,563
Portfolio accounting fees	339,340
Registration fees	250,058
Trustees’ fees*	45,020
Custodian fees	30,651
Miscellaneous	413,816
Total expenses	4,294,593
Net investment loss	(1,407,457)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	24,455,643
Swap agreements	18,930,279
Futures contracts	4,582,721
Net realized gain	47,968,643
Net change in unrealized appreciation (depreciation) on:
Investments	(9,091,596)
Swap agreements	(5,138,424)
Futures contracts	(3,439,100)
Net change in unrealized appreciation (depreciation)	(17,669,120)
Net realized and unrealized gain	30,299,523
Net increase in net assets resulting from operations	$28,892,066

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,407,457)	$(2,669,041)
Net realized gain on investments	47,968,643	50,977,875
Net change in unrealized appreciation (depreciation) on investments	(17,669,120)	24,229,573
Net increase in net assets resulting from operations	28,892,066	72,538,407

Capital share transactions:
Proceeds from sale of shares
A-Class	13,925,100	31,147,376
C-Class	2,374,395	8,528,884
H-Class	1,436,938,549	2,271,751,167
Cost of shares redeemed
A-Class	(14,034,915)	(20,341,827)
C-Class	(6,177,392)	(22,269,655)
H-Class	(1,427,347,931)	(2,363,670,330)
Net increase (decrease) from capital share transactions	5,677,806	(94,854,385)
Net increase (decrease) in net assets	34,569,872	(22,315,978)

Net assets:
Beginning of period	435,349,165	457,665,143
End of period	$469,919,037	$435,349,165

Capital share activity:
Shares sold
A-Class	88,274	216,808
C-Class	18,587	77,684
H-Class	9,069,870	16,057,203
Shares redeemed
A-Class	(87,652)	(150,002)
C-Class	(48,071)	(185,235)
H-Class	(9,024,482)	(16,708,138)
Net increase (decrease) in shares	16,526	(691,680)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$150.26	$128.26	$103.59	$73.03	$73.90	$53.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.49)	(.83)	(.92)	(.73)	(.64)	(.49)
Net gain (loss) on investments (realized and unrealized)	11.19	22.83	43.11	32.64	3.07	23.25
Total from investment operations	10.70	22.00	42.19	31.91	2.43	22.76
Less distributions from:
Net realized gains	—	—	(17.52)	(1.35)	(3.30)	(2.70)
Total distributions	—	—	(17.52)	(1.35)	(3.30)	(2.70)
Net asset value, end of period	$160.96	$150.26	$128.26	$103.59	$73.03	$73.90

Total Return[c]	7.12%	17.15%	40.91%	44.21%	2.83%	42.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,934	$36,252	$22,376	$15,489	$15,217	$21,031
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.59%)	(0.73%)	(0.89%)	(0.86%)	(0.74%)
Total expenses	1.88%	1.89%	1.79%	1.83%	1.80%	1.80%
Portfolio turnover rate	107%	113%	217%	167%	114%	396%

C-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$119.88	$103.10	$86.38	$61.55	$63.21	$46.68
Income (loss) from investment operations:
Net investment income (loss)[b]	(.86)	(1.55)	(1.52)	(1.12)	(1.02)	(.96)
Net gain (loss) on investments (realized and unrealized)	8.92	18.33	35.76	27.30	2.66	20.19
Total from investment operations	8.06	16.78	34.24	26.18	1.64	19.23
Less distributions from:
Net realized gains	—	—	(17.52)	(1.35)	(3.30)	(2.70)
Total distributions	—	—	(17.52)	(1.35)	(3.30)	(2.70)
Net asset value, end of period	$127.94	$119.88	$103.10	$86.38	$61.55	$63.21

Total Return[c]	6.72%	16.28%	39.81%	43.13%	2.05%	41.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,145	$13,978	$23,110	$21,656	$23,705	$22,864
Ratios to average net assets:
Net investment income (loss)	(1.35%)	(1.36%)	(1.48%)	(1.64%)	(1.60%)	(1.69%)
Total expenses	2.63%	2.60%	2.54%	2.58%	2.55%	2.70%
Portfolio turnover rate	107%	113%	217%	167%	114%	396%

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$150.21	$128.21	$103.59	$73.02	$73.90	$53.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.48)	(.85)	(.90)	(.72)	(.64)	(.52)
Net gain (loss) on investments (realized and unrealized)	11.18	22.85	43.04	32.64	3.06	23.28
Total from investment operations	10.70	22.00	42.14	31.92	2.42	22.76
Less distributions from:
Net realized gains	—	—	(17.52)	(1.35)	(3.30)	(2.70)
Total distributions	—	—	(17.52)	(1.35)	(3.30)	(2.70)
Net asset value, end of period	$160.91	$150.21	$128.21	$103.59	$73.02	$73.90

Total Return	7.12%	17.16%	40.86%	44.22%	2.83%	42.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419,840	$385,119	$412,179	$257,154	$229,436	$292,506
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.59%)	(0.72%)	(0.87%)	(0.85%)	(0.78%)
Total expenses	1.88%	1.87%	1.79%	1.83%	1.80%	1.80%
Portfolio turnover rate	107%	113%	217%	167%	114%	396%

[a]	Unaudited figures for the period ended September 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 5:1 share split effective October 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

INVERSE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 8, 2001
H-Class	May 23, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(11.84%)	(13.07%)	(29.75%)	(33.84%)
A-Class Shares with sales charge‡	(16.04%)	(17.21%)	(30.44%)	(34.16%)
C-Class Shares	(12.13%)	(13.66%)	(30.16%)	(34.29%)
C-Class Shares with CDSC§	(13.01%)	(14.53%)	(30.16%)	(34.29%)
H-Class Shares	(11.84%)	(13.12%)	(29.75%)	(33.83%)
NASDAQ-100 Index	5.59%	2.73%	15.19%	17.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019
INVERSE NASDAQ-100® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 34.7%
Federal Farm Credit Bank
2.15% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	$1,500,000	$1,499,148
1.97% due 08/19/21	870,000	866,391
2.20% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[1]	500,000	498,880
2.19% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	300,000	300,308
Freddie Mac
2.85% due 05/06/24	1,000,000	1,000,743
Federal Home Loan Bank
2.01% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[1]	1,000,000	998,570
Total Federal Agency Notes
(Cost $5,169,573)		5,164,040

U.S. TREASURY BILLS†† - 2.9%
U.S. Treasury Bills
1.82% due 11/21/19[2]	427,000	425,915
1.93% due 10/29/19[2,3]	8,000	7,988
Total U.S. Treasury Bills
(Cost $433,869)		433,903

REPURCHASE AGREEMENTS††,4 - 50.1%
JPMorgan Chase & Co. issued 09/30/19 at 2.35% due 10/01/19[5]	4,623,311	4,623,311
Bank of America Merrill Lynch issued 09/30/19 at 2.28% due 10/01/19[5]	1,486,703	1,486,703
Barclays Capital issued 09/30/19 at 2.00% due 10/01/19[5]	1,338,032	1,338,032
Total Repurchase Agreements
(Cost $7,448,046)		7,448,046

Total Investments - 87.7%
(Cost $13,051,488)		$13,045,989
Other Assets & Liabilities, net - 12.3%		1,827,358
Total Net Assets - 100.0%		$14,873,347

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	8	Dec 2019	$1,242,840	$8,113

Total Return Swap Agreements

Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	NASDAQ-100 Index	(2.19%)	At Maturity	10/29/19	2,392	$18,533,608	$105,731
Barclays Bank plc	NASDAQ-100 Index	(2.26%)	At Maturity	10/31/19	557	4,317,109	12,556
Goldman Sachs International	NASDAQ-100 Index	(2.16%)	At Maturity	10/28/19	731	5,665,105	8,626
						$28,515,822	$126,913

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2019
INVERSE NASDAQ-100® 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2019.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$5,164,040	$—	$5,164,040
U.S. Treasury Bills	—	433,903	—	433,903
Repurchase Agreements	—	7,448,046	—	7,448,046
Equity Futures Contracts**	8,113	—	—	8,113
Equity Index Swap Agreements**	—	126,913	—	126,913
Total Assets	$8,113	$13,172,902	$—	$13,181,015

**	This derivative is reported as unrealized appreciation/depreciation at period end.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

Assets:
Investments, at value (cost $5,603,442)	$5,597,943
Repurchase agreements, at value (cost $7,448,046)	7,448,046
Segregated cash with broker	54,080
Unrealized appreciation on OTC swap agreements	126,913
Receivables:
Fund shares sold	2,120,218
Swap settlement	94,612
Interest	21,173
Total assets	15,462,985

Liabilities:
Payable for:
Fund shares redeemed	543,440
Management fees	11,918
Variation margin on futures contracts	10,640
Distribution and service fees	3,373
Transfer agent and administrative fees	3,311
Portfolio accounting fees	1,986
Trustees’ fees*	302
Miscellaneous	14,668
Total liabilities	589,638
Commitments and contingent liabilities (Note 11)	—
Net assets	$14,873,347

Net assets consist of:
Paid in capital	$122,676,528
Total distributable earnings (loss)	(107,803,181)
Net assets	$14,873,347

A-Class:
Net assets	$572,195
Capital shares outstanding	24,025
Net asset value per share	$23.82
Maximum offering price per share (Net asset value divided by 95.25%)	$25.01

C-Class:
Net assets	$108,699
Capital shares outstanding	5,229
Net asset value per share	$20.79

H-Class:
Net assets	$14,192,453
Capital shares outstanding	595,475
Net asset value per share	$23.83

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2019

Investment Income:
Interest	$182,974
Total investment income	182,974

Expenses:
Management fees	69,055
Distribution and service fees:
A-Class	710
C-Class	807
H-Class	18,273
Transfer agent and administrative fees	19,183
Registration fees	11,531
Portfolio accounting fees	11,510
Trustees’ fees*	2,344
Custodian fees	1,035
Miscellaneous	10,013
Total expenses	144,461
Net investment income	38,513

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,875
Swap agreements	(1,996,702)
Futures contracts	19,659
Net realized loss	(1,973,168)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,232)
Swap agreements	347,704
Futures contracts	49,996
Net change in unrealized appreciation (depreciation)	391,468
Net realized and unrealized loss	(1,581,700)
Net decrease in net assets resulting from operations	$(1,543,187)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$38,513	$42,363
Net realized gain (loss) on investments	(1,973,168)	1,830,793
Net change in unrealized appreciation (depreciation) on investments	391,468	(466,239)
Net increase (decrease) in net assets resulting from operations	(1,543,187)	1,406,917

Capital share transactions:
Proceeds from sale of shares
A-Class	3,239,831	9,167,634
C-Class	1,333,858	2,911,468
H-Class	307,691,574	920,744,328
Cost of shares redeemed
A-Class	(3,861,766)	(7,493,186)
C-Class	(1,435,683)	(2,809,212)
H-Class	(303,762,376)	(924,265,230)
Net increase (decrease) from capital share transactions	3,205,438	(1,744,198)
Net increase (decrease) in net assets	1,662,251	(337,281)

Net assets:
Beginning of period	13,211,096	13,548,377
End of period	$14,873,347	$13,211,096

Capital share activity:
Shares sold
A-Class	127,668	292,919
C-Class	61,079	105,363
H-Class	12,351,450	28,779,239
Shares redeemed
A-Class	(153,331)	(250,058)
C-Class	(65,679)	(102,141)
H-Class	(12,186,450)	(28,696,211)
Net increase in shares	134,737	129,111

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$27.02	$37.57	$58.85	$92.92	$116.18	$184.51
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.09	(.30)	(1.03)	(1.74)	(2.46)
Net gain (loss) on investments (realized and unrealized)	(3.27)	(10.64)[e]	(20.98)	(33.04)	(21.52)	(65.87)
Total from investment operations	(3.20)	(10.55)	(21.28)	(34.07)	(23.26)	(68.33)
Net asset value, end of period	$23.82	$27.02	$37.57	$58.85	$92.92	$116.18

Total Return[c]	(11.84%)	(28.08%)	(36.16%)	(36.67%)	(19.99%)	(37.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$572	$1,342	$256	$155	$832	$267
Ratios to average net assets:
Net investment income (loss)	0.53%	0.29%	(0.66%)	(1.31%)	(1.67%)	(1.77%)
Total expenses	1.87%	1.90%	1.81%	1.93%	1.79%	1.82%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$23.66	$33.13	$52.26	$82.75	$103.83	$166.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.13)	(.63)	(1.48)	(2.28)	(3.36)
Net gain (loss) on investments (realized and unrealized)	(2.85)	(9.34)[e]	(18.50)	(29.01)	(18.80)	(58.97)
Total from investment operations	(2.87)	(9.47)	(19.13)	(30.49)	(21.08)	(62.33)
Net asset value, end of period	$20.79	$23.66	$33.13	$52.26	$82.75	$103.83

Total Return[c]	(12.13%)	(28.58%)	(36.61%)	(36.84%)	(20.29%)	(37.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109	$233	$219	$285	$1,104	$1,375
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(0.49%)	(1.44%)	(2.09%)	(2.42%)	(2.51%)
Total expenses	2.62%	2.58%	2.49%	2.56%	2.53%	2.55%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$27.03	$37.63	$58.95	$92.86	$116.02	$184.29
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.08	(.30)	(1.02)	(1.74)	(2.58)
Net gain (loss) on investments (realized and unrealized)	(3.26)	(10.68)[e]	(21.02)	(32.89)	(21.42)	(65.69)
Total from investment operations	(3.20)	(10.60)	(21.32)	(33.91)	(23.16)	(68.27)
Net asset value, end of period	$23.83	$27.03	$37.63	$58.95	$92.86	$116.02

Total Return	(11.84%)	(28.17%)	(36.17%)	(36.53%)	(19.96%)	(37.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,192	$11,636	$13,073	$20,270	$42,995	$20,371
Ratios to average net assets:
Net investment income (loss)	0.51%	0.25%	(0.67%)	(1.32%)	(1.68%)	(1.78%)
Total expenses	1.87%	1.88%	1.80%	1.83%	1.80%	1.83%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance, before fees and expenses, of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Boeing Co.	8.7%
Home Depot, Inc.	5.3%
Apple, Inc.	5.1%
UnitedHealth Group, Inc.	4.9%
McDonald’s Corp.	4.9%
Goldman Sachs Group, Inc.	4.7%
Visa, Inc. — Class A	3.9%
3M Co.	3.7%
Travelers Companies, Inc.	3.4%
International Business Machines Corp.	3.3%
Top Ten Total	47.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	6.83%	0.46%	19.35%	22.23%
A-Class Shares with sales charge‡	1.76%	(4.31%)	18.19%	21.64%
C-Class Shares	6.44%	(0.28%)	18.47%	21.33%
C-Class Shares with CDSC§	5.44%	(1.28%)	18.47%	21.33%
H-Class Shares	6.81%	0.45%	19.34%	22.20%
Dow Jones Industrial Average Index	5.09%	4.21%	12.28%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 90.3%

Industrial - 18.4%
Boeing Co.	8,881	$3,378,954
3M Co.	8,881	1,460,037
United Technologies Corp.	8,881	1,212,434
Caterpillar, Inc.	8,881	1,121,759
Total Industrial		7,173,184

Financial - 17.4%
Goldman Sachs Group, Inc.	8,881	1,840,410
Visa, Inc. — Class A	8,881	1,527,621
Travelers Companies, Inc.	8,881	1,320,516
American Express Co.	8,881	1,050,444
JPMorgan Chase & Co.	8,881	1,045,205
Total Financial		6,784,196

Consumer, Cyclical - 16.2%
Home Depot, Inc.	8,881	2,060,570
McDonald’s Corp.	8,881	1,906,839
Walmart, Inc.	8,881	1,053,997
NIKE, Inc. — Class B	8,881	834,104
Walgreens Boots Alliance, Inc.	8,881	491,208
Total Consumer, Cyclical		6,346,718

Consumer, Non-cyclical - 14.7%
UnitedHealth Group, Inc.	8,881	1,930,019
Johnson & Johnson	8,881	1,149,024
Procter & Gamble Co.	8,881	1,104,619
Merck & Company, Inc.	8,881	747,603
Coca-Cola Co.	8,881	483,481
Pfizer, Inc.	8,881	319,094
Total Consumer, Non-cyclical		5,733,840

Technology - 12.7%
Apple, Inc.	8,881	1,989,078
International Business Machines Corp.	8,881	1,291,475
Microsoft Corp.	8,881	1,234,725
Intel Corp.	8,881	457,638
Total Technology		4,972,916

Communications - 5.5%
Walt Disney Co.	8,881	1,157,372
Verizon Communications, Inc.	8,881	536,057
Cisco Systems, Inc.	8,881	438,810
Total Communications		2,132,239

Energy - 4.3%
Chevron Corp.	8,881	1,053,287
Exxon Mobil Corp.	8,881	627,087
Total Energy		1,680,374

Basic Materials - 1.1%
Dow, Inc.	8,881	423,179

Total Common Stocks
(Cost $27,943,126)		35,246,646

	Face Amount
U.S. TREASURY BILLS†† - 4.4%
U.S. Treasury Bills
1.82% due 11/21/19[1]	$1,250,000	1,246,823
1.77% due 11/21/19[1]	300,000	299,238
1.93% due 10/29/19[1,2]	183,000	182,734
Total U.S. Treasury Bills
(Cost $1,728,696)		1,728,795

REPURCHASE AGREEMENTS††,3 - 6.4%
JPMorgan Chase & Co. issued 09/30/19 at 2.35% due 10/01/19[4]	1,550,551	1,550,551
Bank of America Merrill Lynch issued 09/30/19 at 2.28% due 10/01/19[4]	498,606	498,606
Barclays Capital issued 09/30/19 at 2.00% due 10/01/19[4]	448,745	448,745
Total Repurchase Agreements
(Cost $2,497,902)		2,497,902

Total Investments - 101.1%
(Cost $32,169,724)		$39,473,343
Other Assets & Liabilities, net - (1.1)%		(428,597)
Total Net Assets - 100.0%		$39,044,746

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	3	Dec 2019	$403,365	$(422)

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2019
DOW 2x STRATEGY FUND

Total Return Swap Agreements

Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	2.41%	At Maturity	10/31/19	572	$15,398,217	$14,712
BNP Paribas	Dow Jones Industrial Average Index	2.54%	At Maturity	10/29/19	1,015	27,308,892	(53,199)
						$42,707,109	$(38,487)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2019.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,246,646	$—	$—	$35,246,646
U.S. Treasury Bills	—	1,728,795	—	1,728,795
Repurchase Agreements	—	2,497,902	—	2,497,902
Equity Index Swap Agreements**	—	14,712	—	14,712
Total Assets	$35,246,646	$4,241,409	$—	$39,488,055

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$422	$—	$—	$422
Equity Index Swap Agreements**	—	53,199	—	53,199
Total Liabilities	$422	$53,199	$—	$53,621

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

Assets:
Investments, at value (cost $29,671,822)	$36,975,441
Repurchase agreements, at value (cost $2,497,902)	2,497,902
Segregated cash with broker	54,360
Unrealized appreciation on OTC swap agreements	14,712
Receivables:
Fund shares sold	56,560
Dividends	8,437
Variation margin on futures contracts	887
Interest	158
Total assets	39,608,457

Liabilities:
Unrealized depreciation on OTC swap agreements	53,199
Payable for:
Fund shares redeemed	396,586
Management fees	28,261
Swap settlement	25,375
Distribution and service fees	8,973
Transfer agent and administrative fees	7,851
Portfolio accounting fees	4,710
Trustees’ fees*	759
Miscellaneous	37,997
Total liabilities	563,711
Commitments and contingent liabilities (Note 11)	—
Net assets	$39,044,746

Net assets consist of:
Paid in capital	$28,623,772
Total distributable earnings (loss)	10,420,974
Net assets	$39,044,746

A-Class:
Net assets	$9,666,116
Capital shares outstanding	96,572
Net asset value per share	$100.09
Maximum offering price per share (Net asset value divided by 95.25%)	$105.08

C-Class:
Net assets	$1,884,597
Capital shares outstanding	21,439
Net asset value per share	$87.91

H-Class:
Net assets	$27,494,033
Capital shares outstanding	275,617
Net asset value per share	$99.75

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2019

Investment Income:
Dividends	$409,230
Interest	80,793
Total investment income	490,023

Expenses:
Management fees	189,644
Distribution and service fees
A-Class	13,440
C-Class	10,699
H-Class	36,567
Transfer agent and administrative fees	52,680
Portfolio accounting fees	31,609
Registration fees	27,548
Trustees’ fees*	4,978
Custodian fees	2,859
Miscellaneous	33,553
Total expenses	403,577
Net investment income	86,446

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,515,251
Swap agreements	1,923,346
Futures contracts	289,401
Net realized gain	4,727,998
Net change in unrealized appreciation (depreciation) on:
Investments	(1,432,838)
Swap agreements	(562,577)
Futures contracts	(17,945)
Net change in unrealized appreciation (depreciation)	(2,013,360)
Net realized and unrealized gain	2,714,638
Net increase in net assets resulting from operations	$2,801,084

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$86,446	$158,669
Net realized gain on investments	4,727,998	3,984,952
Net change in unrealized appreciation (depreciation) on investments	(2,013,360)	1,410,114
Net increase in net assets resulting from operations	2,801,084	5,553,735

Capital share transactions:
Proceeds from sale of shares
A-Class	2,451,088	6,721,007
C-Class	1,373,770	2,923,086
H-Class	159,928,559	455,051,730
Cost of shares redeemed
A-Class	(4,239,565)	(8,246,025)
C-Class	(1,910,872)	(4,446,593)
H-Class	(167,781,739)	(471,676,263)
Net decrease from capital share transactions	(10,178,759)	(19,673,058)
Net decrease in net assets	(7,377,675)	(14,119,323)

Net assets:
Beginning of period	46,422,421	60,541,744
End of period	$39,044,746	$46,422,421

Capital share activity:
Shares sold
A-Class	25,837	76,544
C-Class	16,201	37,855
H-Class	1,674,157	5,183,132
Shares redeemed
A-Class	(44,520)	(94,181)
C-Class	(22,414)	(57,107)
H-Class	(1,755,550)	(5,381,115)
Net decrease in shares	(106,289)	(234,872)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$93.69	$83.19	$64.70	$47.00	$50.69	$43.26
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.34	.26	.02	(.21)	(.32)
Net gain (loss) on investments (realized and unrealized)	6.16	10.16	22.94	18.03	(.43)	7.75
Total from investment operations	6.40	10.50	23.20	18.05	(.64)	7.43
Less distributions from:
Net investment income	—	—	(.13)	—	—	—
Net realized gains	—	—	(4.58)	(.35)	(3.05)	—
Total distributions	—	—	(4.71)	(.35)	(3.05)	—
Net asset value, end of period	$100.09	$93.69	$83.19	$64.70	$47.00	$50.69

Total Return[c]	6.83%	12.62%	35.39%	38.49%	(1.21%)	17.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,666	$10,799	$11,055	$8,686	$8,280	$11,921
Ratios to average net assets:
Net investment income (loss)	0.49%	0.39%	0.34%	0.04%	(0.45%)	(0.68%)
Total expenses	1.87%	1.87%	1.80%	1.86%	1.82%	1.81%
Portfolio turnover rate	72%	239%	223%	350%	1,023%	1,236%

C-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$82.59	$73.88	$58.24	$42.64	$46.62	$40.08
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.26)	(.35)	(.32)	(.51)	(.60)
Net gain (loss) on investments (realized and unrealized)	5.44	8.97	20.70	16.27	(.42)	7.14
Total from investment operations	5.32	8.71	20.35	15.95	(.93)	6.54
Less distributions from:
Net investment income	—	—	(.13)	—	—	—
Net realized gains	—	—	(4.58)	(.35)	(3.05)	—
Total distributions	—	—	(4.71)	(.35)	(3.05)	—
Net asset value, end of period	$87.91	$82.59	$73.88	$58.24	$42.64	$46.62

Total Return[c]	6.44%	11.79%	34.41%	37.49%	(1.96%)	16.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,885	$2,284	$3,465	$2,593	$3,459	$5,463
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.34%)	(0.49%)	(0.68%)	(1.18%)	(1.38%)
Total expenses	2.62%	2.61%	2.54%	2.60%	2.56%	2.57%
Portfolio turnover rate	72%	239%	223%	350%	1,023%	1,236%

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$93.39	$82.92	$64.50	$46.86	$50.54	$43.16
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.32	.14	—	(.18)	(.26)
Net gain (loss) on investments (realized and unrealized)	6.15	10.15	22.99	17.99	(.45)	7.64
Total from investment operations	6.36	10.47	23.13	17.99	(.63)	7.38
Less distributions from:
Net investment income	—	—	(.13)	—	—	—
Net realized gains	—	—	(4.58)	(.35)	(3.05)	—
Total distributions	—	—	(4.71)	(.35)	(3.05)	—
Net asset value, end of period	$99.75	$93.39	$82.92	$64.50	$46.86	$50.54

Total Return	6.81%	12.63%	35.37%	38.50%	(1.20%)	17.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,494	$33,340	$46,021	$23,055	$21,389	$22,411
Ratios to average net assets:
Net investment income (loss)	0.43%	0.36%	0.18%	—	(0.40%)	(0.54%)
Total expenses	1.88%	1.87%	1.80%	1.86%	1.82%	1.82%
Portfolio turnover rate	72%	239%	223%	350%	1,023%	1,236%

[a]	Unaudited figures for the period ended September 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(9.37%)	(10.48%)	(24.15%)	(27.38%)
A-Class Shares with sales charge‡	(13.64%)	(14.73%)	(24.89%)	(27.73%)
C-Class Shares	(9.65%)	(11.20%)	(24.73%)	(27.96%)
C-Class Shares with CDSC§	(10.55%)	(12.09%)	(24.73%)	(27.96%)
H-Class Shares	(9.25%)	(10.45%)	(24.14%)	(27.36%)
Dow Jones Industrial Average Index	5.09%	4.21%	12.28%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 52.4%
Federal Farm Credit Bank
2.15% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	$1,000,000	$999,432
1.98% (3 Month USD LIBOR - 0.21%, Rate Floor: 0.00%) due 08/10/20[1]	1,000,000	998,859
2.20% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[1]	1,000,000	997,761
2.20% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	500,000	501,475
2.19% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	180,000	180,185
Total Federal Agency Notes
(Cost $3,679,072)		3,677,712

U.S. TREASURY BILLS†† - 2.9%
U.S. Treasury Bills
1.93% due 10/29/19[2,3]	128,000	127,814
1.82% due 11/21/19[3]	80,000	79,797
Total U.S. Treasury Bills
(Cost $207,595)		207,611

REPURCHASE AGREEMENTS††,4 - 40.4%
JPMorgan Chase & Co. issued 09/30/19 at 2.35% due 10/01/19[5]	1,760,407	1,760,407
Bank of America Merrill Lynch issued 09/30/19 at 2.28% due 10/01/19[5]	566,088	566,088
Barclays Capital issued 09/30/19 at 2.00% due 10/01/19[5]	509,479	509,479
Total Repurchase Agreements
(Cost $2,835,974)		2,835,974

Total Investments - 95.7%
(Cost $6,722,641)		$6,721,297
Other Assets & Liabilities, net - 4.3%		302,017
Total Net Assets - 100.0%		$7,023,314

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Dow Jones Industrial Average Index Mini Futures Contracts	16	Dec 2019	$2,151,280	$10,925

Total Return Swap Agreements

Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Dow Jones Industrial Average Index	(2.04%)	At Maturity	10/29/19	369	$9,928,467	$18,711
Barclays Bank plc	Dow Jones Industrial Average Index	(2.16%)	At Maturity	10/31/19	73	1,964,433	(1,878)
						$11,892,900	$16,833

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2019
INVERSE DOW 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	All or a portion of this security is pledged as futures collateral at September 30, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$3,677,712	$—	$3,677,712
U.S. Treasury Bills	—	207,611	—	207,611
Repurchase Agreements	—	2,835,974	—	2,835,974
Equity Futures Contracts**	10,925	—	—	10,925
Equity Index Swap Agreements**	—	18,711	—	18,711
Total Assets	$10,925	$6,740,008	$—	$6,750,933

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,878	$—	$1,878

**	This derivative is reported as unrealized appreciation/depreciation at period end.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

Assets:
Investments, at value (cost $3,886,667)	$3,885,323
Repurchase agreements, at value (cost $2,835,974)	2,835,974
Segregated cash with broker	230
Unrealized appreciation on OTC swap agreements	18,711
Receivables:
Fund shares sold	316,705
Interest	11,345
Swap settlement	4,841
Total assets	7,073,129

Liabilities:
Unrealized depreciation on OTC swap agreements	1,878
Payable for:
Fund shares redeemed	26,372
Variation margin on futures contracts	7,600
Management fees	4,595
Distribution and service fees	1,399
Transfer agent and administrative fees	1,276
Portfolio accounting fees	766
Trustees’ fees*	115
Miscellaneous	5,814
Total liabilities	49,815
Commitments and contingent liabilities (Note 11)	—
Net assets	$7,023,314

Net assets consist of:
Paid in capital	$47,661,863
Total distributable earnings (loss)	(40,638,549)
Net assets	$7,023,314

A-Class:
Net assets	$1,612,610
Capital shares outstanding	183,175
Net asset value per share	$8.80
Maximum offering price per share (Net asset value divided by 95.25%)	$9.24

C-Class:
Net assets	$207,727
Capital shares outstanding	26,725
Net asset value per share	$7.77

H-Class:
Net assets	$5,202,977
Capital shares outstanding	589,239
Net asset value per share	$8.83

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2019

Investment Income:
Interest	$71,636
Total investment income	71,636

Expenses:
Management fees	26,931
Distribution and service fees:
A-Class	1,285
C-Class	1,156
H-Class	5,910
Transfer agent and administrative fees	7,482
Registration fees	5,100
Portfolio accounting fees	4,490
Trustees’ fees*	1,018
Custodian fees	405
Miscellaneous	3,198
Total expenses	56,975
Net investment income	14,661

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	542
Swap agreements	(618,610)
Futures contracts	(150,556)
Net realized loss	(768,624)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,090)
Swap agreements	141,152
Futures contracts	10,925
Net change in unrealized appreciation (depreciation)	150,987
Net realized and unrealized loss	(617,637)
Net decrease in net assets resulting from operations	$(602,976)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,661	$12,506
Net realized loss on investments	(768,624)	(2,362,586)
Net change in unrealized appreciation (depreciation) on investments	150,987	(17,457)
Net decrease in net assets resulting from operations	(602,976)	(2,367,537)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,767,534	3,588,036
C-Class	1,490,938	4,339,177
H-Class	61,309,508	251,119,640
Cost of shares redeemed
A-Class	(1,009,053)	(3,107,775)
C-Class	(1,468,209)	(5,016,290)
H-Class	(59,819,474)	(250,758,074)
Net increase from capital share transactions	2,271,244	164,714
Net increase (decrease) in net assets	1,668,268	(2,202,823)

Net assets:
Beginning of period	5,355,046	7,557,869
End of period	$7,023,314	$5,355,046

Capital share activity:
Shares sold
A-Class	188,624	334,342
C-Class	180,967	449,270
H-Class	6,525,394	22,931,618
Shares redeemed
A-Class	(104,779)	(282,300)
C-Class	(178,840)	(519,629)
H-Class	(6,365,632)	(22,991,918)
Net increase (decrease) in shares	245,734	(78,617)

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$9.71	$12.12	$17.71	$26.34	$30.36	$39.35
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.03	(.11)	(.33)	(.51)	(.61)
Net gain (loss) on investments (realized and unrealized)	(.94)	(2.44)	(5.48)	(8.30)	(3.51)	(8.38)
Total from investment operations	(.91)	(2.41)	(5.59)	(8.63)	(4.02)	(8.99)
Net asset value, end of period	$8.80	$9.71	$12.12	$17.71	$26.34	$30.36

Total Return[c]	(9.37%)	(19.88%)	(31.56%)	(32.76%)	(13.24%)	(22.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,613	$964	$573	$1,110	$2,240	$1,346
Ratios to average net assets:
Net investment income (loss)	0.57%	0.25%	(0.78%)	(1.47%)	(1.72%)	(1.81%)
Total expenses	1.86%	1.88%	1.80%	1.85%	1.82%	1.82%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$8.60	$10.83	$15.97	$23.90	$27.74	$36.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.06)	(.16)	(.45)	(.68)	(.79)
Net gain (loss) on investments (realized and unrealized)	(.82)	(2.17)	(4.98)	(7.48)	(3.16)	(7.71)
Total from investment operations	(.83)	(2.23)	(5.14)	(7.93)	(3.84)	(8.50)
Net asset value, end of period	$7.77	$8.60	$10.83	$15.97	$23.90	$27.74

Total Return[c]	(9.65%)	(20.59%)	(32.19%)	(33.22%)	(13.84%)	(23.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$208	$212	$1,028	$393	$766	$795
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(0.59%)	(1.39%)	(2.22%)	(2.46%)	(2.58%)
Total expenses	2.61%	2.56%	2.55%	2.62%	2.53%	2.60%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$9.73	$12.16	$17.77	$26.41	$30.44	$39.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	.02	(.10)	(.33)	(.51)	(.63)
Net gain (loss) on investments (realized and unrealized)	(.92)	(2.45)	(5.51)	(8.31)	(3.52)	(8.39)
Total from investment operations	(.90)	(2.43)	(5.61)	(8.64)	(4.03)	(9.02)
Net asset value, end of period	$8.83	$9.73	$12.16	$17.77	$26.41	$30.44

Total Return	(9.25%)	(19.98%)	(31.57%)	(32.71%)	(13.24%)	(22.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,203	$4,179	$5,957	$8,442	$8,690	$7,363
Ratios to average net assets:
Net investment income (loss)	0.51%	0.20%	(0.74%)	(1.46%)	(1.72%)	(1.82%)
Total expenses	1.88%	1.89%	1.80%	1.85%	1.82%	1.84%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(4.22%)	(23.78%)	10.25%	15.58%
A-Class Shares with sales charge‡	(8.77%)	(27.40%)	9.18%	15.02%
C-Class Shares	(4.59%)	(24.36%)	9.43%	14.74%
C-Class Shares with CDSC§	(5.54%)	(25.12%)	9.43%	14.74%
H-Class Shares	(4.32%)	(23.93%)	10.17%	15.51%
Russell 2000 Index	(0.36%)	(8.89%)	8.87%	13.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
WARRANTS†††,1 - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19*	18	$—
Total Warrants
(Cost $—)		—

RIGHTS†††,1 - 0.0%
Tobira Therapeutics, Inc.*	80	—
Elanco Animal Health, Inc.*	232	—
GTX, Inc.*	2	—
Omthera Pharmaceuticals, Inc.*	110	—
A Schulman, Inc.*	179	—
Nexstar Media Group, Inc.*	852	—
Total Rights
(Cost $4)		—

	Face Amount
FEDERAL AGENCY NOTES†† - 31.4%
Federal Farm Credit Bank
2.15% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[2]	$3,000,000	2,998,297
2.20% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	2,000,000	2,005,901
2.20% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 11/23/21[2]	1,400,000	1,405,441
2.22% (3 Month USD LIBOR - 0.08%, Rate Floor: 0.00%) due 01/15/21[2]	500,000	499,875
Freddie Mac
1.95% (U.S. Secured Overnight Financing Rate + 0.13%, Rate Floor: 0.00%) due 08/05/22[2]	2,000,000	1,996,068
Total Federal Agency Notes
(Cost $8,902,811)		8,905,582

U.S. TREASURY BILLS†† - 11.1%
U.S. Treasury Bills
1.82% due 11/21/19[3]	2,190,000	2,184,434
1.77% due 11/21/19[3]	950,000	947,586
Total U.S. Treasury Bills
(Cost $3,131,886)		3,132,020

REPURCHASE AGREEMENTS††,4 - 97.6%
JPMorgan Chase & Co. issued 09/30/19 at 2.35% due 10/01/19[5]	17,186,513	17,186,513
Bank of America Merrill Lynch issued 09/30/19 at 2.28% due 10/01/19[5]	5,526,609	5,526,609
Barclays Capital issued 09/30/19 at 2.00% due 10/01/19[5]	4,973,949	4,973,949
Total Repurchase Agreements
(Cost $27,687,071)		27,687,071

Total Investments - 140.1%
(Cost $39,721,772)		$39,724,673
Other Assets & Liabilities, net - (40.1)%		(11,367,792)
Total Net Assets - 100.0%		$28,356,881

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	27	Dec 2019	$2,057,805	$(16,590)

Total Return Swap Agreements

Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	2.16%	At Maturity	10/28/19	12,270	$18,691,397	$27,472
BNP Paribas	Russell 2000 Index	2.14%	At Maturity	10/29/19	4,286	6,528,993	(116,923)
Barclays Bank plc	Russell 2000 Index	1.91%	At Maturity	10/31/19	19,171	29,203,901	(190,809)
						$54,424,291	$(280,260)

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2019
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $0, (cost $4) or 0.0% of total net assets.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Warrants	$—	$—	$—	*	$—
Rights	—	—	—	*	—
Federal Agency Notes	—	8,905,582	—		8,905,582
U.S. Treasury Bills	—	3,132,020	—		3,132,020
Repurchase Agreements	—	27,687,071	—		27,687,071
Equity Index Swap Agreements**	—	27,472	—		27,472
Total Assets	$—	$39,752,145	$—		$39,752,145

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Equity Futures Contracts**	$16,590	$—	$—		$16,590
Equity Index Swap Agreements**	—	307,732	—		307,732
Total Liabilities	$16,590	$307,732	$—		$324,322

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

Assets:
Investments, at value (cost $12,034,701)	$12,037,602
Repurchase agreements, at value (cost $27,687,071)	27,687,071
Segregated cash with broker	180,676
Unrealized appreciation on OTC swap agreements	27,472
Receivables:
Fund shares sold	4,597,923
Interest	23,339
Variation margin on futures contracts	1,510
Dividends	65
Securities lending income	2
Total assets	44,555,660

Liabilities:
Unrealized depreciation on OTC swap agreements	307,732
Payable for:
Fund shares redeemed	15,525,649
Swap settlement	307,213
Management fees	19,333
Distribution and service fees	5,576
Transfer agent and administrative fees	5,370
Portfolio accounting fees	3,222
Trustees’ fees*	533
Miscellaneous	24,151
Total liabilities	16,198,779
Commitments and contingent liabilities (Note 11)	—
Net assets	$28,356,881

Net assets consist of:
Paid in capital	$28,435,808
Total distributable earnings (loss)	(78,927)
Net assets	$28,356,881

A-Class:
Net assets	$2,864,993
Capital shares outstanding	21,626
Net asset value per share	$132.48
Maximum offering price per share (Net asset value divided by 95.25%)	$139.09

C-Class:
Net assets	$348,463
Capital shares outstanding	2,939
Net asset value per share	$118.57

H-Class:
Net assets	$25,143,425
Capital shares outstanding	190,862
Net asset value per share	$131.74

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $7)	$41,641
Interest	263,995
Income from securities lending, net	968
Total investment income	306,604

Expenses:
Management fees	131,651
Distribution and service fees:
A-Class	4,284
C-Class	2,072
H-Class	31,770
Transfer agent and administrative fees	36,571
Portfolio accounting fees	21,943
Registration fees	19,243
Trustees’ fees*	3,272
Custodian fees	1,998
Prime broker interest expense	58
Line of credit fees	13
Miscellaneous	24,798
Total expenses	277,673
Net investment income	28,931

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	29,846
Swap agreements	98,150
Futures contracts	692,532
Net realized gain	820,528
Net change in unrealized appreciation (depreciation) on:
Investments	(436,276)
Swap agreements	(614,314)
Futures contracts	(43,489)
Net change in unrealized appreciation (depreciation)	(1,094,079)
Net realized and unrealized loss	(273,551)
Net decrease in net assets resulting from operations	$(244,620)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$28,931	$(19,661)
Net realized gain on investments	820,528	948,288
Net change in unrealized appreciation (depreciation) on investments	(1,094,079)	27,292
Net increase (decrease) in net assets resulting from operations	(244,620)	955,919

Capital share transactions:
Proceeds from sale of shares
A-Class	2,931,347	5,826,555
C-Class	1,685,738	3,205,730
H-Class	584,512,747	1,469,808,111
Cost of shares redeemed
A-Class	(3,347,919)	(6,206,303)
C-Class	(1,785,880)	(3,428,845)
H-Class	(584,534,642)	(1,478,603,869)
Net decrease from capital share transactions	(538,609)	(9,398,621)
Net decrease in net assets	(783,229)	(8,442,702)

Net assets:
Beginning of period	29,140,110	37,582,812
End of period	$28,356,881	$29,140,110

Capital share activity:
Shares sold
A-Class	21,549	41,985
C-Class	13,472	24,729
H-Class	4,293,029	9,836,233
Shares redeemed
A-Class	(24,340)	(44,494)
C-Class	(14,292)	(26,240)
H-Class	(4,285,880)	(9,883,835)
Net increase (decrease) in shares	3,538	(51,622)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$138.32	$143.22	$123.80	$82.01	$116.47	$104.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.04	(.80)	(1.18)	(.99)	(1.01)
Net gain (loss) on investments (realized and unrealized)	(6.05)	(4.94)[e]	23.97	42.97	(25.20)	13.05
Total from investment operations	(5.84)	(4.90)	23.17	41.79	(26.19)	12.04
Less distributions from:
Net realized gains	—	—	(3.75)	—	(8.27)	(.46)
Total distributions	—	—	(3.75)	—	(8.27)	(.46)
Net asset value, end of period	$132.48	$138.32	$143.22	$123.80	$82.01	$116.47

Total Return[c]	(4.22%)	(3.42%)	18.66%	50.95%	(23.11%)	11.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,865	$3,377	$3,856	$3,325	$3,125	$4,490
Ratios to average net assets:
Net investment income (loss)	0.30%	0.03%	(0.59%)	(1.14%)	(1.00%)	(0.98%)
Total expenses	1.86%	1.85%	1.78%	1.82%	1.78%	1.80%
Portfolio turnover rate	174%	507%	526%	810%	296%	620%

C-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$124.27	$129.63	$113.17	$75.52	$108.82	$98.76
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	(1.01)	(1.71)	(1.70)	(1.62)	(1.89)
Net gain (loss) on investments (realized and unrealized)	(5.42)	(4.35)[e]	21.92	39.35	(23.41)	12.41
Total from investment operations	(5.70)	(5.36)	20.21	37.65	(25.03)	10.52
Less distributions from:
Net realized gains	—	—	(3.75)	—	(8.27)	(.46)
Total distributions	—	—	(3.75)	—	(8.27)	(.46)
Net asset value, end of period	$118.57	$124.27	$129.63	$113.17	$75.52	$108.82

Total Return[c]	(4.59%)	(4.13%)	17.78%	49.83%	(23.68%)	10.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$348	$467	$683	$835	$987	$1,739
Ratios to average net assets:
Net investment income (loss)	(0.46%)	(0.74%)	(1.37%)	(1.85%)	(1.74%)	(1.97%)
Total expenses	2.61%	2.59%	2.52%	2.58%	2.52%	2.75%
Portfolio turnover rate	174%	507%	526%	810%	296%	620%

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$137.69	$142.85	$123.54	$81.88	$116.28	$104.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	(.08)	(.83)	(1.05)	(1.10)	(.95)
Net gain (loss) on investments (realized and unrealized)	(6.08)	(5.08)[e]	23.89	42.71	(25.03)	12.96
Total from investment operations	(5.95)	(5.16)	23.06	41.66	(26.13)	12.01
Less distributions from:
Net realized gains	—	—	(3.75)	—	(8.27)	(.46)
Total distributions	—	—	(3.75)	—	(8.27)	(.46)
Net asset value, end of period	$131.74	$137.69	$142.85	$123.54	$81.88	$116.28

Total Return	(4.32%)	(3.61%)	18.59%	50.87%	(23.10%)	11.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,143	$25,296	$33,043	$34,001	$16,793	$129,475
Ratios to average net assets:
Net investment income (loss)	0.19%	(0.05%)	(0.66%)	(1.09%)	(1.12%)	(0.95%)
Total expenses	1.89%	1.88%	1.81%	1.85%	1.81%	1.81%
Portfolio turnover rate	174%	507%	526%	810%	296%	620%

[a]	Unaudited figures for the period ended September 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 3:1 share split effective October 31, 2016.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

INVERSE RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(1.53%)	12.20%	(20.86%)	(29.02%)
A-Class Shares with sales charge‡	(6.20%)	6.86%	(21.63%)	(29.37%)
C-Class Shares	(1.92%)	11.37%	(21.45%)	(29.48%)
C-Class Shares with CDSC§	(2.90%)	10.37%	(21.45%)	(29.48%)
H-Class Shares	(1.63%)	12.07%	(20.90%)	(29.03%)
Russell 2000 Index	(0.36%)	(8.89%)	8.87%	13.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019
INVERSE RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 54.9%
Federal Farm Credit Bank
2.15% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	$1,500,000	$1,499,149
2.20% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	1,250,000	1,253,688
2.05% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 07/20/20[1]	1,000,000	1,000,680
2.20% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[1]	1,000,000	997,761
1.97% due 08/19/21	1,000,000	995,851
2.22% (3 Month USD LIBOR - 0.08%, Rate Floor: 0.00%) due 01/15/21[1]	500,000	499,875
2.19% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	360,000	360,370
Federal Home Loan Bank
2.01% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[1]	1,200,000	1,198,284
Freddie Mac
1.95% (U.S. Secured Overnight Financing Rate + 0.13%, Rate Floor: 0.00%) due 08/05/22[1]	1,000,000	998,034
Total Federal Agency Notes
(Cost $8,807,740)		8,803,692

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
1.93% due 10/29/19[2,3]	92,000	91,866
Total U.S. Treasury Bills
(Cost $91,860)		91,866

REPURCHASE AGREEMENTS††,4 - 35.2%
JPMorgan Chase & Co. issued 09/30/19 at 2.35% due 10/01/19[5]	3,504,347	3,504,347
Bank of America Merrill Lynch issued 09/30/19 at 2.28% due 10/01/19[5]	1,126,881	1,126,881
Barclays Capital issued 09/30/19 at 2.00% due 10/01/19[5]	1,014,193	1,014,193
Total Repurchase Agreements
(Cost $5,645,421)		5,645,421

Total Investments - 90.7%
(Cost $14,545,021)		$14,540,979
Other Assets & Liabilities, net - 9.3%		1,482,611
Total Net Assets - 100.0%		$16,023,590

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	8	Dec 2019	$609,720	$25,399

Total Return Swap Agreements

Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(1.86%)	At Maturity	10/28/19	17,215	$26,225,306	$155,553
BNP Paribas	Russell 2000 Index	(1.64%)	At Maturity	10/29/19	2,914	4,438,571	79,487
Barclays Bank plc	Russell 2000 Index	(1.41%)	At Maturity	10/31/19	440	670,638	4,381
						$31,334,515	$239,421

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2019
INVERSE RUSSELL 2000® 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	All or a portion of this security is pledged as futures collateral at September 30, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$8,803,692	$—	$8,803,692
U.S. Treasury Bills	—	91,866	—	91,866
Repurchase Agreements	—	5,645,421	—	5,645,421
Equity Futures Contracts**	25,399	—	—	25,399
Equity Index Swap Agreements**	—	239,421	—	239,421
Total Assets	$25,399	$14,780,400	$—	$14,805,799

**	This derivative is reported as unrealized appreciation/depreciation at period end.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

Assets:
Investments, at value (cost $8,899,600)	$8,895,558
Repurchase agreements, at value (cost $5,645,421)	5,645,421
Segregated cash with broker	2,000
Unrealized appreciation on OTC swap agreements	239,421
Receivables:
Fund shares sold	2,046,907
Interest	24,885
Swap settlement	2,154
Total assets	16,856,346

Liabilities:
Payable for:
Fund shares redeemed	799,229
Management fees	11,374
Distribution and service fees	3,371
Transfer agent and administrative fees	3,160
Portfolio accounting fees	1,896
Trustees’ fees*	294
Variation margin on futures contracts	80
Miscellaneous	13,352
Total liabilities	832,756
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,023,590

Net assets consist of:
Paid in capital	$77,501,414
Total distributable earnings (loss)	(61,477,824)
Net assets	$16,023,590

A-Class:
Net assets	$9,147,501
Capital shares outstanding	212,034
Net asset value per share	$43.14
Maximum offering price per share (Net asset value divided by 95.25%)	$45.29

C-Class:
Net assets	$365,961
Capital shares outstanding	9,414
Net asset value per share	$38.87

H-Class:
Net assets	$6,510,128
Capital shares outstanding	151,728
Net asset value per share	$42.91

STATEMENT OF OPERATIONS (Unaudited)
Period Ended September 30, 2019

Investment Income:
Interest	$191,388
Total investment income	191,388

Expenses:
Management fees	70,237
Distribution and service fees:
A-Class	11,222
C-Class	1,786
H-Class	7,844
Transfer agent and administrative fees	19,511
Portfolio accounting fees	11,707
Registration fees	10,958
Trustees’ fees*	2,060
Custodian fees	1,056
Miscellaneous	13,430
Total expenses	149,811
Net investment income	41,577

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	369
Swap agreements	(501,539)
Futures contracts	(81,820)
Net realized loss	(582,990)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,382)
Swap agreements	598,486
Futures contracts	25,399
Net change in unrealized appreciation (depreciation)	620,503
Net realized and unrealized gain	37,513
Net increase in net assets resulting from operations	$79,090

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,577	$38,430
Net realized loss on investments	(582,990)	(2,229,376)
Net change in unrealized appreciation (depreciation) on investments	620,503	(302,067)
Net increase (decrease) in net assets resulting from operations	79,090	(2,493,013)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,124,756	7,325,063
C-Class	1,745,132	2,674,682
H-Class	196,442,494	548,592,441
Cost of shares redeemed
A-Class	(2,044,029)	(3,203,459)
C-Class	(1,774,346)	(2,569,800)
H-Class	(196,472,474)	(547,409,393)
Net increase from capital share transactions	21,533	5,409,534
Net increase in net assets	100,623	2,916,521

Net assets:
Beginning of period	15,922,967	13,006,446
End of period	$16,023,590	$15,922,967

Capital share activity:
Shares sold
A-Class	47,293	150,272
C-Class	44,915	67,545
H-Class	4,569,470	12,623,441
Shares redeemed
A-Class	(46,279)	(65,881)
C-Class	(45,724)	(65,278)
H-Class	(4,561,555)	(12,617,331)
Net increase in shares	8,120	92,768

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$43.81	$47.99	$62.44	$108.34	$100.19	$130.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.15	(.27)	(1.15)	(1.88)	(2.24)
Net gain (loss) on investments (realized and unrealized)	(.81)[e]	(4.33)	(14.18)	(44.75)	10.03	(28.37)
Total from investment operations	(.67)	(4.18)	(14.45)	(45.90)	8.15	(30.61)
Net asset value, end of period	$43.14	$43.81	$47.99	$62.44	$108.34	$100.19

Total Return[c]	(1.53%)	(8.71%)	(23.14%)	(42.36%)	8.10%	(23.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,148	$9,245	$6,076	$1,636	$1,364	$516
Ratios to average net assets:
Net investment income (loss)	0.64%	0.34%	(0.54%)	(1.44%)	(1.67%)	(1.77%)
Total expenses	1.88%	1.89%	1.78%	1.73%	1.80%	1.78%
Portfolio turnover rate	140%	—	—	—	—	—

C-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$39.63	$43.74	$57.33	$100.17	$93.32	$122.92
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.18)	(.71)	(1.63)	(2.48)	(2.96)
Net gain (loss) on investments (realized and unrealized)	(.73)[e]	(3.93)	(12.88)	(41.21)	9.33	(26.64)
Total from investment operations	(.76)	(4.11)	(13.59)	(42.84)	6.85	(29.60)
Net asset value, end of period	$38.87	$39.63	$43.74	$57.33	$100.17	$93.32

Total Return[c]	(1.92%)	(9.40%)	(23.70%)	(42.77%)	7.33%	(24.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$366	$405	$348	$743	$820	$664
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.45%)	(1.44%)	(2.23%)	(2.44%)	(2.55%)
Total expenses	2.63%	2.63%	2.55%	2.76%	2.56%	2.56%
Portfolio turnover rate	140%	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended September 30, 2019[a]	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$43.62	$47.80	$62.18	$107.91	$99.84	$130.47
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.09	(.36)	(1.19)	(1.84)	(2.24)
Net gain (loss) on investments (realized and unrealized)	(.79)[e]	(4.27)	(14.02)	(44.54)	9.91	(28.39)
Total from investment operations	(.71)	(4.18)	(14.38)	(45.73)	8.07	(30.63)
Net asset value, end of period	$42.91	$43.62	$47.80	$62.18	$107.91	$99.84

Total Return	(1.63%)	(8.74%)	(23.11%)	(42.39%)	8.09%	(23.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,510	$6,273	$6,582	$16,531	$46,803	$10,508
Ratios to average net assets:
Net investment income (loss)	0.42%	0.22%	(0.68%)	(1.46%)	(1.69%)	(1.80%)
Total expenses	1.93%	1.89%	1.80%	1.84%	1.81%	1.82%
Portfolio turnover rate	140%	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gain on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Dynamic Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company, of the series type. Each series, in effect, is representing a separate Fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of three separate classes of shares: A-Class shares, C-Class shares, and H-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. At September 30, 2019, the Trust consisted of eight funds.

This report covers the following Funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® 2x Strategy Fund	Non-diversified
Inverse S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® 2x Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Inverse Russell 2000® 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets, as of the respective time of calculation.These financial statements are based on the September 30, 2019, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Open-end investment companies are valued at their NAV as of the close of business on the valuation date.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	$5,128,856	$—
Inverse S&P 500® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	10,963,606
NASDAQ-100® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	40,488,433	—
Inverse NASDAQ-100® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	2,237,108
Dow 2x Strategy Fund	Index Exposure, Leverage, Liquidity	201,683	—
Inverse Dow 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	2,471,510
Russell 2000® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	2,126,223	—
Inverse Russell 2000® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	1,676,510

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing total return swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	$184,205,585	$—
Inverse S&P 500® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	26,350,856
NASDAQ-100® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	512,227,335	—
Inverse NASDAQ-100® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	27,392,656
Dow 2x Strategy Fund	Index Exposure, Leverage, Liquidity	46,127,411	—
Inverse Dow 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	10,363,263
Russell 2000® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	54,565,831	—
Inverse Russell 2000® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	29,074,901

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2019
S&P 500® 2x Strategy Fund	$80	$—	$80
Inverse S&P 500® 2x Strategy Fund	—	45,653	45,653
NASDAQ-100® 2x Strategy Fund	263,086	—	263,086
Inverse NASDAQ-100® 2x Strategy Fund	8,113	126,913	135,026
Dow 2x Strategy Fund	—	14,712	14,712
Inverse Dow 2x Strategy Fund	10,925	18,711	29,636
Russell 2000® 2x Strategy Fund	—	27,472	27,472
Inverse Russell 2000® 2x Strategy Fund	25,399	239,421	264,820

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2019
S&P 500® 2x Strategy Fund	$—	$119,195	$119,195
NASDAQ-100® 2x Strategy Fund	—	1,411,921	1,411,921
Dow 2x Strategy Fund	422	53,199	53,621
Inverse Dow 2x Strategy Fund	—	1,878	1,878
Russell 2000® 2x Strategy Fund	16,590	307,732	324,322

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$(780,678)	$7,002,877	$6,222,199
Inverse S&P 500® 2x Strategy Fund	(1,144,542)	(2,525,575)	(3,670,117)
NASDAQ-100® 2x Strategy Fund	4,582,721	18,930,279	23,513,000
Inverse NASDAQ-100® 2x Strategy Fund	19,659	(1,996,702)	(1,977,043)
Dow 2x Strategy Fund	289,401	1,923,346	2,212,747
Inverse Dow 2x Strategy Fund	(150,556)	(618,610)	(769,166)
Russell 2000® 2x Strategy Fund	692,532	98,150	790,682
Inverse Russell 2000® 2x Strategy Fund	(81,820)	(501,539)	(583,359)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$(357,263)	$(1,374,102)	$(1,731,365)
Inverse S&P 500® 2x Strategy Fund	216,601	339,877	556,478
NASDAQ-100® 2x Strategy Fund	(3,439,100)	(5,138,424)	(8,577,524)
Inverse NASDAQ-100® 2x Strategy Fund	49,996	347,704	397,700
Dow 2x Strategy Fund	(17,945)	(562,577)	(580,522)
Inverse Dow 2x Strategy Fund	10,925	141,152	152,077
Russell 2000® 2x Strategy Fund	(43,489)	(614,314)	(657,803)
Inverse Russell 2000® 2x Strategy Fund	25,399	598,486	623,885

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	$45,653	$—	$45,653	$—	$—	$45,653
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	126,913	—	126,913	—	—	126,913
Dow 2x Strategy Fund	Swap equity contracts	14,712	—	14,712	—	—	14,712
Inverse Dow 2x Strategy Fund	Swap equity contracts	18,711	—	18,711	—	—	18,711
Russell 2000® 2x Strategy Fund	Swap equity contracts	27,472	—	27,472	—	—	27,472
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	239,421	—	239,421	—	—	239,421

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
S&P 500® 2x Strategy Fund	Swap equity contracts	$119,195	$—	$119,195	$(102,658)	$(16,537)	$—-
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	1,411,921	—	1,411,921	(724,737)	(75,555)	611,629
Dow 2x Strategy Fund	Swap equity contracts	53,199	—	53,199	(53,199)	—	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	1,878	—	1,878	—	(230)	1,648
Russell 2000® 2x Strategy Fund	Swap equity contracts	307,732	—	307,732	(116,923)	(60,426)	130,383

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	$87,809	$—
Inverse S&P 500® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	7,194	—
NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	75,555	—
	Goldman Sachs Group	Futures contracts	325,600	—
NASDAQ-100® 2x Strategy Fund Total			401,155	—
Inverse NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	1,228	—
	Goldman Sachs Group	Futures contracts	52,852	—
Inverse NASDAQ-100® 2x Strategy Fund Total			54,080	—
Dow 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	54,360	—
Inverse Dow 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	230	—
Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	60,426	—
	Goldman Sachs Group	Futures contracts	120,250	—
Russell 2000® 2x Strategy Fund Total			180,676	—
Inverse Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	2,000	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® 2x Strategy Fund	0.90%
Inverse S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® 2x Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Inverse Russell 2000® 2x Strategy Fund	0.90%

When the aggregate assets of each series of the Trust and each series of Rydex Series Funds (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.05%
> $2 billion	0.075%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2019, GFD retained sales charges of $19,533 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Notes
2.35%			1.13% - 1.88%
Due 10/01/19	$68,697,726	$68,702,211	08/31/21 - 01/31/22	$64,267,800	$63,670,522
			U.S. TIP Notes
			0.75% - 2.50%
			01/15/27 - 02/15/45	6,130,773	6,401,213
				70,398,573	70,071,735

Bank of America Merrill Lynch			U.S. TIP Note
2.28%			1.25%
Due 10/01/19	22,090,898	22,092,297	07/15/20	18,101,774	18,235,567
			U.S. Treasury Notes
			1.38% - 2.13%
			06/30/20 - 05/15/25	4,166,700	4,250,150
			U.S. Treasury Strip
			0.00%
			05/15/25	51,629	47,066
				22,320,103	22,532,783

Barclays Capital			U.S. Treasury Bond
2.00%			3.00%
Due 10/01/19	19,881,808	19,882,912	05/15/45	17,115,100	20,279,477

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities

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lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® 2x Strategy Fund	$138,821	$(138,821)	$—	$141,165	$—	$141,165
NASDAQ-100® 2x Strategy Fund	2,209,556	(2,209,556)	—	2,277,087	—	2,277,087

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500® 2x Strategy Fund	$142,248,032	$4,137,369	$(784,304)	$3,353,065
Inverse S&P 500® 2x Strategy Fund	17,804,726	49,235	(10,006)	39,229
NASDAQ-100® 2x Strategy Fund	406,639,708	66,713,312	(2,663,773)	64,049,539
Inverse NASDAQ-100® 2x Strategy Fund	13,051,488	135,368	(5,841)	129,527
Dow 2x Strategy Fund	34,002,444	5,691,782	(259,792)	5,431,990
Inverse Dow 2x Strategy Fund	6,722,641	31,312	(4,898)	26,414
Russell 2000® 2x Strategy Fund	39,721,787	36,003	(329,967)	(293,964)
Inverse Russell 2000® 2x Strategy Fund	14,545,021	269,892	(9,114)	260,778

Note 9 – Securities Transactions

For the period ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® 2x Strategy Fund	$125,220,061	$127,476,872
Inverse S&P 500® 2x Strategy Fund	3,850,225	4,500,000
NASDAQ-100® 2x Strategy Fund	431,362,932	404,238,368
Inverse NASDAQ-100® 2x Strategy Fund	1,870,173	—
Dow 2x Strategy Fund	25,684,685	30,360,826
Inverse Dow 2x Strategy Fund	—	1,000,015
Russell 2000® 2x Strategy Fund	10,881,440	21,123,744
Inverse Russell 2000® 2x Strategy Fund	998,900	500,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® 2x Strategy Fund	$87,523,839	$82,065,597	$4,770,403
NASDAQ-100® 2x Strategy Fund	131,386,527	102,630,668	(1,038,073)
Dow 2x Strategy Fund	12,140,950	4,853,068	274,439
Russell 2000® 2x Strategy Fund	9,960,466	1,350,905	(104,183)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.41% for the period ended September 30, 2019. The Funds did not have any borrowings outstanding under this agreement at September 30, 2019.

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The average daily balances borrowed for the period ended September 30, 2019, were as follows:

Fund	Average Balance
S&P 500® 2x Strategy Fund	$1,208
Inverse S&P 500® 2x Strategy Fund	7,230
Russell 2000® 2x Strategy Fund	781

Note 11 – Legal Proceedings

Tribune Company

Rydex Dynamic Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Dynamic Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Dynamic Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Dynamic Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Dynamic Funds. The following series of Rydex Dynamic Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: S&P 500 2x Strategy Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $52,020. At this stage of the proceedings, Rydex Dynamic Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 24, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	4,008,906	205,464
Angela Brock-Kyle	4,010,699	203,671
Donald A. Chubb, Jr.	4,020,547	193,823
Jerry B. Farley	4,018,570	195,800
Roman Friedrich III	4,007,762	206,608
Thomas F. Lydon, Jr.	4,020,489	193,881
Ronald A. Nyberg	4,019,099	195,271
Sandra G. Sponem	4,009,359	205,011
Ronald E. Toupin, Jr.	4,008,832	205,538
Amy J. Lee	4,023,890	190,480

Corey A. Colehour and J. Kenneth Dalton resigned from the Board of Trustees of the Trust effective as of the conclusion of the quarterly meeting of the Board of Trustees of the Trust held on November 11, 2019.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Dynamic Funds (the “Trust”), each of whom is not an “interested person,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), attended an in-person meeting held on May 20, 2019 (the “May Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the Advisory Agreement dated March 1, 2012, as amended, between the Trust and Security Investors, LLC (the “Advisor”), pursuant to which the Advisor serves as investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”)(the “Advisory Agreement”). Consistent with its practice, the Board considered information pertaining to the renewal of the Advisory Agreement at an in-person meeting held

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OTHER INFORMATION (Unaudited)(continued)

on April 24, 2019 (the “April Meeting” and, together with the May Meeting, the “Meetings”). After careful consideration, the Board unanimously approved, at the May Meeting, the continuance of the Advisory Agreement for an additional one-year term based on the Board’s review of qualitative and quantitative information provided by the Advisor. In the course of its consideration, the Board deemed the materials provided by the Advisor at, and prior to, the Meetings to be instrumental in the Trustees’ deliberations and their process in considering the continuation of the Advisory Agreement. The Board also considered the review it conducted at each Meeting, as augmented by additional teleconference meetings prior to each Meeting, to be integral to its consideration of the continuation of the Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Advisory Agreement. In addition, the Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the continuation of the Advisory Agreement, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). In addition, at the April Meeting, the Board met with representatives of FUSE Research Network (“FUSE”), the independent third-party service provider engaged to prepare the FUSE reports, to review FUSE’s process and methodology for preparing the FUSE reports presented to the Board for its consideration, including in particular, the process for the selection of peer funds. The Independent Trustees carefully evaluated all of the information provided, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts; (d) each Fund’s overall fees and operating expenses compared with those of similar funds, and the existence of or potential for the realization of economies of scale; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources and relationships with third-party service providers, necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve the continuation of the Advisory Agreement for an additional one-year term based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), enterprise and Fund risk management infrastructure and processes, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity program. The Board reviewed the scope of services provided by the Advisor under the Advisory Agreement and noted that there would be no significant differences between the scope of services provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the continuation of the Advisory Agreement would ensure shareholders of the Funds continue to receive high quality services at a cost that is appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. Part of the Board’s review focused on the information presented in the FUSE reports, which provided comparisons of the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of

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OTHER INFORMATION (Unaudited)(concluded)

funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s opinion that it found the peer groups compiled by FUSE to be appropriate, but acknowledged the existence of certain key features of the Funds that differentiate them from their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and the Funds’ tradability feature) that should be taken into consideration. With respect to tradability, in particular, the Board considered that non-tradable peer funds incur lower expense ratios than the Funds because the non-tradable peer funds necessarily experience less shareholder activity and lower transaction volumes than the Funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also considered recent fee trends produced, at least in part, by industry-wide pressure on fees, as well as the Trust’s niche registered investment adviser clientele. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Advisory Agreement for the last calendar year, noting the asset-based breakpoints implemented by the Advisor in June 2018 for the Funds’ advisory fee rates. In its review, the Board considered the direct revenue and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis, which the Advisor confirmed was unchanged from the previous year. In its evaluation, the Board also considered the effect of the sale of Guggenheim’s ETF business in April 2018 on the Advisor’s and its affiliates’ profitability for the past year. The Board also considered the challenges currently affecting the sale of mutual funds, including the continued fall-out from the Department of Labor’s failed Fiduciary Rule. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the asset-based breakpoints in the fee schedule to the Advisory Agreement, effective June 1, 2018, and discussed the Funds’ potential to benefit from the future realization of economies of scale. In addition, the Board reviewed the terms of the breakpoints for the Funds and noted that the Funds had not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board also noted that it intends to monitor the asset levels and thresholds at which the breakpoints are set to determine if they continue to be appropriate in the future.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements, as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, unanimously concluded that the terms of the Advisory Agreement were reasonable, and that approval of the continuation of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust, Term of Office and Length of Time Served*****	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee (November 2019-present).	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee (November 2019-present).	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee (November 2019-present).	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-Present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee (November 2019-present).	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee (2005-present); and Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust, Term of Office and Length of Time Served*****	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee (November 2019-present).	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); Chairwoman (January 2019-present) and Chairwoman of Audit Committee (November 2019-present).	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee (November 2019-present).

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

			157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust, Term of Office and Length of Time Served*****	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer (November 2019-present).	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- 2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served*****	Principal Occupation(s) During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer (November 2019-present)

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Director, Guggenheim Investments (2013-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served*****	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
*****	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Dynamic Funds

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 9, 2019

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	December 9, 2019

*	Print the name and title of each signing officer under his or her signature.